SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐  Preliminary proxy statement
☐  Confidential, For use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒ Definitive proxy statement
☐  Definitive additional materials
☐  Soliciting material pursuant to Section 240.14a-12

Blackwater Midstream Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
☒ No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

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☐           Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)           Form, Schedule or Registration Statement No.:

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(4)           Date Filed:

BLACKWATER MIDSTREAM CORP.

660 LaBauve Drive

Westwego, Louisiana, 70094

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held April 22, 2009

To the Stockholders of

Blackwater Midstream Corp.

Notice is hereby given that the Annual Meeting of the Stockholders of Blackwater Midstream Corp. (the “Company”) will be held on April 22, 2009 at 9:00 a.m. local time at the offices of Milling Benson Woodward, LLP, 909 Poydras Street, Suite 2300, New Orleans, LA 70112.  The meeting is called for the following purpose:

1.	To elect a board of four directors;

2.	To approve the Blackwater Midstream Corp. 2008 Incentive Plan, as amended;

3.	To ratify the appointment of Malone & Bailey, PC as the independent auditors of the Company for the fiscal year ending March 31, 2009; and

4.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The close of business on March 26, 2009 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.  The stock transfer books of the Company will not be closed.  A list of the stockholders entitled to vote at the meeting may be examined at the Company’s offices during the 10-day period preceding the meeting.

All stockholders are cordially invited to attend the meeting.  Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy card promptly.  Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof.  A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.  You may obtain directions to the meeting by calling our offices at (504) 340-3000.  This Proxy Statement, a form of proxy and our most recent Annual Report are available to view online at the following internet address: www.blackwatermidstream.com/investors/proxy

By Order of the Board of Directors, /s/ Michael D. Suder
Michael D. Suder
President and Chief Executive Officer

Dated:  March 31, 2009

BLACKWATER MIDSTREAM CORP.

660 LaBauve Drive

Westwego, Louisiana 70094

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Blackwater Midstream Corp. (the “Company,” “Blackwater,” “we,” “us,” or “our”) for the Annual Meeting of Stockholders to be held at the offices of Milling Benson Woodward, LLP, 909 Poydras Street, Suite 2300, New Orleans, LA 70112 on April 22, 2009, at 9:00 a.m. local time and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  Any stockholder giving such a proxy has the power to revoke it at any time before it is voted.  Written notice of such revocation should be forwarded directly to the Secretary of the Company, at the above stated address.

If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies.  Any proxy on which no direction is specified will be voted in favor of the actions described in this Proxy Statement and for the election of the nominees set forth under the caption “Election of Directors.”

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company’s stockholders is April 1, 2009.

Your vote is important.  Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting.  If you do attend, you may vote by ballot at the meeting and cancel any proxy previously given.

VOTING SECURITIES

Only holders of shares of common stock, $.001 par value per share (the “Shares”), of record at the close of business on March 26, 2009 are entitled to vote at the meeting.  On the record date, the Company had outstanding and entitled to vote 51,993,024 Shares. For purposes of voting at the meeting, each Share is entitled to one vote upon all matters to be acted upon at the meeting.  A majority in interest of the outstanding Shares represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of our directors.  The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the Blackwater Midstream Corp. 2008 Incentive Plan, as well as to ratify the appointment of Malone & Bailey, PC, independent certified public accountants, as our independent auditors.  Any Shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for any individual may result in another individual’s receiving a larger proportion of votes.  Abstaining from voting on the ratification of the Blackwater Midstream Corp. 2008 Incentive Plan or the ratification of Malone & Bailey, PC are equivalent to a vote against such proposals, but broker non-votes do not affect the outcomes.  Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of March 26, 2009, certain information as to the stock ownership of (i) each person known by the Company to own beneficially more than five percent of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s executive officers, and (iv) the Company’s executive officers and directors as a group.  Except otherwise set forth in the notes to the table, the business address of each shareholder is c/o the Company, 660 LaBauve Drive, Westwego, Louisiana 70094.  Information provided as to 5% shareholders other than our employees or management is based solely on forms 13D or 13G filed with the Securities and Exchange Commission.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage Ownership
Directors and executive officers
Michael D. Suder	3,583,688	(2)	6.79%
Donald St.Pierre	650,000		1.25%
Dale T. Chatagnier	1,371,863		2.64%
Francis (Frank) Marrocco	1,355,863		2.61%
Mathijs van Houweninge	1,156,845	(3)	2.19%
Christopher A. Wilson	870,000	(4)	1.65%
Herbert N. Whitney	750,000	(5)	1.42%
All executive officers and directors as a group (7 persons)	9,738,259		17.70%
________________________

(1)  Beneficial ownership is determined in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (SEC). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 26, 2009 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name. The percentage of beneficial ownership is based on 51,993,024 shares of Common Stock outstanding as of March 26, 2009.

(2) Includes (i) 2,833,688 shares of common stock and (ii) options to purchase 750,000 shares of common stock that were approved by the Board of Directors in December 2008 as director compensation and will be issued on April 1, 2009.

(3)  Includes (i) 406,845 shares of common stock and (ii) options to purchase 750,000 shares of common stock that were approved by the Board of Directors in December 2008 as director compensation and will be issued on April 1, 2009.

(4)  Includes (i) 100,000 shares of common stock, (ii) options to purchase 20,000 shares of common stock and (iii) options to purchase 750,000 shares of common stock that were approved by the Board of Directors in December 2008 as director compensation and will be issued on April 1, 2009.

(5)  Includes options to purchase 750,000 shares of common stock that were approved by the Board of Directors in December 2008 as director compensation and will be issued on April 1, 2009.

Executive Officers

The following sets forth the names and ages of our executive officers, their respective positions and offices, and their respective principal occupations or brief employment history.

Name	Age	Office
Michael D. Suder	54	President and Chief Executive Officer and Director
Donald St.Pierre	52	Chief Financial Officer
Dale T. Chatagnier	47	Chief Operating Officer and Secretary
Francis Marrocco	47	Chief Commercial Officer

Michael D. Suder.  See biographical information set forth under “Election of Directors,” beginning on page 19.

Donald St.Pierre.  Mr. St.Pierre joined the Company in June 2008 as Vice President of Finance and became our Chief Financial Officer on August 18, 2008.  Prior to employment with Blackwater Midstream Corp., Mr. St.Pierre held the position of Comptroller with Beverly Industries, LLC, in Westwego, Louisiana from January 2003 through June 2008. Beverly Industries, LLC and its associated companies are engaged in civil construction, trucking, and river aggregate sales. Mr. St.Pierre prepared in-house financial statements and managed contract administration, banking, insurance, IT and office administration. Mr. St. Pierre graduated from Nicholls State University in 1978, earning a BS degree in Marketing and Management and completed postgraduate business classes at the University of New Orleans. Mr. St.Pierre is also the owner of a retail and e-commerce business located in New Orleans.

Dale T. Chatagnier.  Mr. Chatagnier joined the Company in May 2008 as our Chief Operating Officer and became our Secretary on August 18, 2008. Prior to joining the Company, Mr. Chatagnier served as the Vice President of Engineering and Operations for North American Terminal Services from 2003 to 2008.  From 2001 to 2003, Mr. Chatagnier was the Director of Operations and Engineering for Kinder Morgan in Harvey, LA.  From 1995 to 2001 Mr. Chatagnier served as the Vice President of Facility Development and Engineering at Westway Terminals Co., where he was responsible for the development of liquid storage facilities.  Mr. Chatagnier earned a BS in Mechanical Engineering from Louisiana State University in Baton Rouge, LA.

Frank Marrocco.   Mr. Marrocco has been our Chief Commercial Officer since May 2008. At Kinder Morgan Terminals, from 2000 to 2008, Mr. Marrocco held the position of Northeast Regional Vice President managing all New York Harbor Operations and Business Development.  Prior to Kinder Morgan, Mr. Marrocco was responsible for commercial development at Delta Terminal Services in Harvey, Louisiana.  Mr. Marrocco has earned an Associate’s Degree from Thomas Edison State College in New Jersey.

The Board and Board Committees

Board of Directors.  The Board of Directors met six times during the fiscal year ended March 31, 2009.  Each director is expected to participate, either in person or via teleconference, in meetings of our Board of Directors and meetings of committees of our Board of Directors in which each director is a member, and to spend the time necessary to properly discharge such director’s respective duties and responsibilities. During the fiscal year ended March 31, 2009, each incumbent director attended at least 75% of the total number of meetings of our Board of Directors and meetings of committees of our Board of Directors of which the director was a member.  We do not have a written policy with regard to directors’ attendance at annual meetings of stockholders; however, all directors are encouraged to attend the annual meeting.

Our Board of Directors has determined that only Herbert N. Whitney currently meets the independence requirements and standards currently established by the Nasdaq Stock Exchange nd applicable Securities and Exchange Commission (“SEC”) regulations.

Nominating Committee.  We do not have a separately designated Nominating Committee as our entire Board of Directors participates in the identification and consideration of qualified individuals to become director candidates.  The Board of Directors will consider director candidates recommended by security holders.  Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined in the Nasdaq Stock Exchange Rules and applicable Securities and Exchange Commission (“SEC”) regulations.  Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Board of Directors at the following address: Board of Directors, c/o Blackwater Midstream Corp., 660 LaBauve Drive, Westwego, Louisiana 70094.  Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Board of Directors, and/or any other method the Board of Directors deems appropriate, which may, but need not include a questionnaire.  The Board of Directors may solicit or receive information concerning potential nominees from any source it deems appropriate.  The Board of Directors need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Board of Directors does not intend to recommend the nomination of a sitting director for re-election.  A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee.

Audit Committee.  We have a separately-designated Audit Committee (which is formed in compliance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the “Exchange Act”).  However, our Audit Committee consists of Mathijs van Houweninge, Christopher A. Wilson and Herbert N. Whitney, of which only Herbert N. Whitney meets the independence requirements and standards currently established by the Nasdaq Stock Exchange and the SEC. No member of the Board of Directors qualifies as an “audit committee financial expert.”  The board does not believe that any of our present directors has the qualifications or experience to be considered a financial expert.  However, the members of the Board of Directors individually and collectively have vast educational and business financial experience and training.  At this time no qualified candidates have been identified and there can be no assurance that we can attract and retain an independent director to act as our qualified financial expert.

The Audit Committee assists the Board by overseeing the performance of the independent auditors and the quality and integrity of Blackwater’s internal accounting, auditing and financial reporting practices. The Audit Committee is responsible for retaining (subject to stockholder ratification) and, as necessary, terminating, the independent auditors, annually reviews the qualifications, performance and independence of the independent auditors and the audit plan, fees and audit results, and pre-approves audit and non-audit services to be performed by the auditors and related fees. The Audit Committee operates under a written charter, a copy of which is attached to this proxy statement as Appendix A.  During the fiscal year ending March 31, 2009 the Audit Committee met one time.

Compensation Committee.  We do not have a separately-designated Compensation Committee as each member of our Board of Directors participates in making recommendations to the Board of Directors concerning salaries and incentive compensation for our officers and employees, and our entire Board of Directors administers the Blackwater Midstream 2008 Incentive Plan.

Disclosure Committee. We have a disclosure committee and disclosure committee charter. Our disclosure committee is comprised of all of our officers and directors. The purpose of the committee is to provide assistance to the Chief Executive Officer and the Chief Financial Officer in fulfilling their responsibilities regarding the identification and disclosure of material information about us and the accuracy, completeness and timeliness of our financial reports.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer (our principal executive officer and principal financial and accounting officer, respectively). A copy of the Code of Ethics is attached hereto as Exhibit A.

Changes in Director Nomination Process for Stockholders

None.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that neither Tydus Richards and affiliates nor Douglas Wu and affiliates have complied with all filing requirements applicable to 10% beneficial owners during the fiscal year ended March 31, 2009 by failing to file a Form 3 disclosing their respective beneficial ownership of the Company’s common stock.   Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during fiscal year ending March 31, 2009 Michael D. Suder filed six reports that were not timely, Dale Chatagnier filed two reports that were not timely, Francis (Frank) Marrocco filed two reports that were not timely, Donald St.Pierre filed one report that was not timely and Mathijs van Houweninge filed two reports that were not timely. Otherwise, based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and other beneficial owners of greater than 10% of our common stock were complied with during the current fiscal year.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information concerning the annual compensation for services provided to us by our Chief Executive Officer, our three other most highly compensated executive officers during the last two completed fiscal years and during the fiscal year ended March 31, 2009, and other persons who acted as Chief Executive Officer during the fiscal year ended March 31, 2009, the most recent practicable date prior to the mailing of this proxy statement, but were not employed by us at year end.

Name and Position	Fiscal Year Ending	Salary ($)	Bonus ($) (1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Non-Qualified Deferred Compen-sation Earnings	All Other Compen- sation ($)		Total Compen- sation ($)
Michael D. Suder,	2009	275,000		1,454,730	0			149,000	(4)	1,878,730
President and Chief
Executive Officer (2)(3)

Robert Wayne Morgan,	2009	0	0	0	0	0	0	0		0
Chairman of the Board,	2008	0	0	0	0	0	0	0		0
Chief Executive Officer,
President, Secretary,
Treasurer and Chief
Financial Officer (5)

Christopher A. Wilson,	2009	0	0	200,000	40,000	0	0	150,000	(7)	390,000
Chairman of the Board,
Chief Executive Officer,
President, Secretary,
Treasurer and Chief
Financial Officer (6)

Donald St.Pierre,	2009	79,167	0	98,500						177,667
Chief Financial Officer (8)(9)

Dale T. Chatagnier,	2009	206,250	0	534,350						740,600
Chief Operating Officer
and Secretary (2)(10)

Frank Marrocco,	2009	197,917	0	674,952						872,869
Chief Commercial
Officer (8)(11)

(1)           No bonuses were paid to our named executive officers during or the fiscal years ended March 31, 2007, 2008 or 2009.

(2)	Employment began May 2008.

(3)           Includes (i) 480,690 shares of restricted common stock granted on May 7, 2008 at $2.00 per share and which vest on January 1, 2010, only if Mr. Suder is employed by the us on such date; (ii) 1,321,898 shares of restricted common stock granted on January 1, 2009, valued at $0.29 per share as of such date; and (iii) 1,000,000 shares of restricted common stock granted on March 2, 2009, valued at $0.11 per share as of such date.  The shares referenced in items “ii” and “iii”, immediately preceding, vest according to the following schedule: (a) 33.3% on January 1, 2010; and (b) 8.3375% on the last calendar day of each subsequent calendar quarter, until all such shares have vested, provided; however, that such shares shall vest according to such schedule only if Mr. Suder is employed by the Company on such dates, respectively.

(4)         Includes $29,000 in compensation paid to Mr. Suder for his services as a member of the Board of Directors as well as stock options valued at $120,000 that will be issued to Mr. Suder on April 1, 2009 for his such services.

(5)	Mr. Morgan resigned from all director and officer positions in May 2008.

(6)           Mr. Wilson served in such positions from May through August 2008.  He remains a member of the Board of Directors. On May 7, 2008 the Board of Directors granted Mr. Wilson (i) 20,000 shares of nonqualified common stock options with an exercise price per share of $2.00 per share, and (ii) 100,000 shares of restricted common stock at $2.00 per share.  “All Other Compensation” does not include an aggregate of $17,889 paid to the law firm of Wilson, Haglund & Paulson, PC for legal services rendered during the fiscal year.  Mr. Wilson is a partner in Wilson, Haglund & Paulson, PC.

(7)          Includes $30,000 in compensation paid to Mr. Wilson for his services as a member of the Board of Directors as well as stock options valued at $120,000 that will be issued to Mr. Wilson on April 1, 2009 for his such services.

(8)	Employment began June 2008.

(9)           Includes (i) 150,000 shares of restricted common stock granted on January 1, 2009, valued at $0.29 per share as of such date; and (ii) 500,000 shares of restricted common stock granted on March 2, 2009, valued at $0.11 per share as of such date.  Each such grant vests according to the following schedule: (i) 33.3% on January 1, 2010; and (ii) 8.3375% on the last calendar day of each subsequent calendar quarter, until all such shares have vested, provided; however, that such shares shall vest according to such schedule only if Mr. St.Pierre is employed by us on such dates, respectively.

(10)         Includes (i) 120,173 shares of restricted common stock granted on May 14, 2008, valued at $2.60 per share on such date and which vest on January 1, 2010, only if Mr. Chatagnier is employed by us on such date; (ii) 480,690 shares of restricted common stock granted on January 1, 2009, valued at $0.29 per share as of such date; and (iii)750,000 shares of restricted common stock granted on March 2, 2009, valued at $0.11 per share on such date.  The shares referenced in items “ii” and “iii”, immediately preceding, vest according to the following schedule: (a) 33.3% on January 1, 2010; and (b) 8.3375% on the last calendar day of each subsequent calendar quarter, until all such shares have vested, provided; however, that such shares shall vest according to such schedule only if Mr. Chatagnier is employed by the Company on such dates, respectively.

(11)         Includes (i) 120,173 shares of restricted common stock granted on June 1, 2008, valued at $3.77 per share as of such date and which vest on January 1, 2010 if Mr. Marrocco is employed by us on such date; (ii) 480,690 shares of restricted common stock granted on January 1, 2009, valued at $0.29 per share as of such date; (iii) and 750,000 shares of restricted common stock granted on March 2, 2009, valued at $0.11 per share as of such date.  The shares referenced in items “ii” and “iii”, immediately preceding, vest according to the following schedule: (a) 33.3% on January 1, 2010; and (b) 8.3375% on the last calendar day of each subsequent calendar quarter, until all such shares have vested, provided; however, that such shares shall vest according to such schedule only if Mr. Marrocco is employed by the Company on such dates, respectively.

For a description of the material terms of employment agreements with our named executive officers, see “Executive Compensation—Employment Agreements.”

Outstanding Equity Awards at Fiscal Year Ended March 31, 2009

The following table summarizes the number of securities underlying outstanding plan awards for each named executive officer as of March 31, 2009.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Christopher A.	20,000	0	0		$2.00	5/7/2018	0	0	0		120,000
Wilson	0	0	750,000	(1)	$0.16	4/1/2019

Robert Wayne	0	0	0		0	0	0	0	0		0
Morgan

Michael D. Suder	0	0	750,000	(1)	$0.16	4/1/2019	0	0	2,802,588	(2)	1,574,730

Donald St.Pierre	0	0	0		0	0	0	0	650,000	(3)	98,500

Dale T.	0	0	0		0	0	0	0	1,350,863	(4)	534,350
Chatagnier

Frank Marrocco	0	0	0		0	0	0	0	1,350,863	(5)	674,952

(1)           Such options, approved for issuance by the Board of Directors in December 2008 as director compensation to be issued April 1, 2009, will vest immediately and will exercisable at the closing market price per share on the date of issuance.  Messrs. Suder and Wilson received compensation as directors as well as for their services as executive officers of the Company during the fiscal year ending March 31, 2009.

(2)           Includes (i) 480,690 shares of restricted common stock granted on May 7, 2008 at $2.00 per share and which vest on January 1, 2010, only if Mr. Suder is employed by the us on such date; (ii) 1,321,898 shares of restricted common stock granted on January 1, 2009, valued at $0.29 per share as of such date; and (iii) 1,000,000 shares of restricted common stock granted on March 2, 2009, valued at $0.11 per share as of such date.  The shares referenced in items “ii” and “iii”, immediately preceding, vest according to the following schedule: (a) 33.3% on January 1, 2010; and (b) 8.3375% on the last calendar day of each subsequent calendar quarter, until all such shares have vested, provided; however, that such shares shall vest according to such schedule only if Mr. Suder is employed by the Company on such dates, respectively.

(3)           Includes (i) 150,000 shares of restricted common stock granted on January 1, 2009, valued at $0.29 per share as of such date; and (ii) 500,000 shares of restricted common stock granted on March 2, 2009, valued at $0.11 per share as of such date.  Each such grant vests according to the following schedule: (i) 33.3% on January 1, 2010; and (ii) 8.3375% on the last calendar day of each subsequent calendar quarter, until all such shares have vested, provided; however, that such shares shall vest according to such schedule only if Mr. St.Pierre is employed by us on such dates, respectively.

(4)           Includes (i) 120,173 shares of restricted common stock granted on May 14, 2008, valued at $2.60 per share on such date and which vest on January 1, 2010, only if Mr. Chatagnier is employed by us on such date; (ii) 480,690 shares of restricted common stock granted on January 1, 2009, valued at $0.29 per share as of such date; and (iii)750,000 shares of restricted common stock granted on March 2, 2009, valued at $0.11 per share on such date.  The shares referenced in items “ii” and “iii”, immediately preceding, vest according to the following schedule: (a) 33.3% on January 1, 2010; and (b) 8.3375% on the last calendar day of each subsequent calendar quarter, until all such shares have vested, provided; however, that such shares shall vest according to such schedule only if Mr. Chatagnier is employed by the Company on such dates, respectively.

(5)           Includes (i) 120,173 shares of restricted common stock granted on June 1, 2008, valued at $3.77 per share as of such date and which vest on January 1, 2010 if Mr. Marrocco is employed by us on such date; (ii) 480,690 shares of restricted common stock granted on January 1, 2009, valued at $0.29 per share as of such date; (iii) and 750,000 shares of restricted common stock granted on March 2, 2009, valued at $0.11 per share as of such date.  The shares referenced in items “ii” and “iii”, immediately preceding, vest according to the following schedule: (a) 33.3% on January 1, 2010; and (b) 8.3375% on the last calendar day of each subsequent calendar quarter, until all such shares have vested, provided; however, that such shares shall vest according to such schedule only if Mr. Marrocco is employed by the Company on such dates, respectively.

Employee Benefits Plans

Pension Benefits

We do not sponsor any qualified or non-qualified pension benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans. We sponsor a tax qualified defined contribution 401(k) plan in which all eligible executive officers and employees may participate.

Employment Agreements

Employment Agreement with Michael D. Suder

We are a party to an employment agreement with Michael D. Suder, our Chief Executive Officer and President, which expires April 30, 2013.  The agreement provides for a base annual salary of $300,000 and allows Mr. Suder to participate in any of the Company’s executive benefit plans.  Pursuant to the agreement, Mr. Suder was entitled to 480,690 shares of the Company’s common stock at a purchase price of $.001 per share.  Pursuant to the agreement, the Company granted Mr. Suder common stock purchase options to acquire 1,321,898 shares of the Company’s common stock at an exercise price of $2.00 per share.  In December 2008, Mr. Suder voluntarily cancelled the 1,321,898 common stock purchase options acquired pursuant to the agreement and received 1,321,898 shares of common stock from the Board at no additional consideration.

Mr. Suder’s employment agreement may be terminated, with or without cause (as defined in the agreement). If we terminate the employment agreement for cause or on account of death or disability or if Mr. Suder terminates the agreement for any reason, Mr. Suder is entitled to no further compensation or benefits other than those earned through the date of termination, provided, however, that if we terminate the employment agreement on account of death or disability, Mr. Suder’s heirs shall be entitled to continue to participate in any executive benefit plan, to the extent provided in such plan or as may be required by law.  If we terminate the agreement for any reason other than for cause, death or disability, (i) we will provide severance of continued payment of cash compensation at a rate of Mr. Suder’s then current base annual salary for a period equal to the lesser of the balance of the term of the agreement or 6 months, (ii) we will provide Mr. Suder and his spouse and dependents, if any, with medical benefits comparable to such benefits received prior to termination, for up to 12 months, or the cash equivalent of such benefits; and (iii) all securities issued to Mr. Suder that remain subject to vesting shall immediately vest and become exercisable for a period of up to 12 months.

The Company has agreed to indemnify Mr. Suder against all claims, losses and expenses sustained by him as a result of any action taken by him in good faith and furtherance of the Company’s business and within the scope of Mr. Suder’s duties and authority, in connection with any and all claims by stockholders or third parties which are based on such actions.

Employment Agreement with Dale T. Chatagnier

We are a party to an employment agreement with Dale T. Chatagnier, our Chief Operating Officer, which expires in May 13, 2013, and automatically renews for successive periods of one year after May 13, 2013, unless either party gives notice to the other party that such party desires to terminate the agreement.  The agreement provides for a base annual salary of $225,000 and allows Mr. Chatagnier to participate in any of the Company’s executive benefit plans.  Pursuant to the agreement, Mr. Chatagnier was entitled to purchase 120,173 shares of the Company’s common stock, pursuant to the 2008 Plan, at a purchase price of $.001 per share.  Pursuant to the agreement, the Company granted Mr. Chatagnier 480,690 common stock purchase options at an exercise price of $2.60 per share.  In December 2008, Mr. Chatagnier voluntarily cancelled his common stock purchase options acquired pursuant to the agreement and received 480,690 shares of common stock from the Board at no additional consideration.

Mr. Chatagnier’s employment agreement may be terminated, with or without cause (as defined in the agreement). If we terminate the employment agreement for cause or on account of death or disability or if Mr. Chatagnier terminates the agreement for any reason, Mr. Chatagnier is entitled to no further compensation or benefits other than those earned through the date of termination, provided, however, that if we terminate the employment agreement on account of death or disability, Mr. Chatagnier’s heirs shall be entitled to continue to participate in any executive benefit plan, to the extent provided in such plan or as may be required by law.  If we terminate the agreement for any reason other than for cause, death or disability, (i) we will provide severance of continued payment of cash compensation at a rate of Mr. Chatagnier’s then current base annual salary for a period equal to the lesser of the balance of the term of the agreement or 6 months, (ii) we will provide Mr. Chatagnier and his spouse and dependents, if any, with medical benefits comparable to such benefits received prior to termination, for up to 12 months, or the cash equivalent of such benefits; and (iii) all securities issued to Mr. Chatagnier that remain subject to vesting shall immediately vest and become exercisable for a period of up to 12 months.

The Company has agreed to indemnify Mr. Chatagnier against all claims, losses and expenses sustained by him as a result of any action taken by him in good faith and furtherance of the Company’s business and within the scope of Mr. Chatagnier’s duties and authority, in connection with any and all claims by stockholders or third parties which are based on such actions.

Employment Agreement with Frank Marrocco

We are a party to an employment agreement with Frank Marrocco, our Chief Commercial Officer, which expires in May 13, 2013, and automatically renews for successive periods of one year after May 13, 2013, unless either party gives notice to the other party that such party desires to terminate the agreement.  The agreement provides for a base annual salary of $237,500 and allows Mr. Marrocco to participate in any of the Company’s executive benefit plans. Pursuant to the agreement, Mr. Marrocco was entitled to purchase 120,173 shares of the Company’s common stock, pursuant to the 2008 Plan, at a purchase price of $.001 per share.  Pursuant to the agreement, the Company granted Mr. Marrocco 480,690 common stock purchase options at an exercise price of $3.77 per share.   In December 2008, Mr. Marrocco voluntarily cancelled his common stock purchase options acquired pursuant to the agreement and received 480,690 shares of common stock from the Board at no additional consideration.

Mr. Marrocco’s employment agreement may be terminated, with or without cause (as defined in the agreement). If we terminate the employment agreement for cause or on account of death or disability or if Mr. Marrocco terminates the agreement for any reason, Mr. Marrocco is entitled to no further compensation or benefits other than those earned through the date of termination, provided, however, that if we terminate the employment agreement on account of death or disability, Mr. Marrocco’s heirs shall be entitled to continue to participate in any executive benefit plan, to the extent provided in such plan or as may be required by law. If we terminate the agreement for any reason other than for cause, death or disability, (i) we will provide severance of continued payment of cash compensation at a rate of Mr. Marrocco’s then current base annual salary for a period equal to the lesser of the balance of the term of the agreement or 6 months, (ii) we will provide Mr. Marrocco and his spouse and dependents, if any, with medical benefits comparable to such benefits received prior to termination, for up to 12 months, or the cash equivalent of such benefits; and (iii) all securities issued to Mr. Marrocco that remain subject to vesting shall immediately vest and become exercisable for a period of up to 12 months.

The Company has agreed to indemnify Mr. Marrocco against all claims, losses and expenses sustained by him as a result of any action taken by him in good faith and furtherance of the Company’s business and within the scope of Mr. Marrocco’s duties and authority, in connection with any and all claims by stockholders or third parties which are based on such actions.

Services Agreement with Christopher A. Wilson

From May through August 2008 we were party to a management services agreement with Christopher A. Wilson, our former Chief Executive Officer, President, Chief Financial Officer and Secretary.  Mr. Wilson and the Company mutually agreed to terminate the agreement upon Mr. Wilson’s resignation from his officer positions in the Company and the appointment of Messrs. Suder, St.Pierre and Chatagnier to those positions, respectively.  The agreement provided for a monthly fee of $2,500 for services rendered to the Company, with Mr. Wilson receiving an hourly fee of $350 for each hour devoted to the Company’s business beyond 10 hours per month. Pursuant to the agreement, Mr. Wilson received 100,000 shares of common stock of the Company and was eligible to participate in any of the Company’s executive benefit plans.

The Company has agreed to indemnify and hold Mr. Wilson harmless from and against all liability, demands, claims, actions, losses, interest, costs of defense and expenses (including reasonable attorney’s’ fees) which arise out of or in connection with the services agreement and the performance of his duties thereunder, other than for acts or omissions that are the result of willful misconduct or gross negligence.

Potential Payments Upon Termination or Change in Control

Assuming the employment of our named executive officers were to be terminated without cause, each as of March 31, 2009, the following individuals would be entitled to payments in the amounts set forth opposite to their name in the below table:

Cash Severance
Michael D. Suder	Up to $150,000
Dale T. Chatagnier	Up to $112,500
Frank Marrocco	Up to $118,750

We are obligated to pay Mr. Suder the above sum if he resigns for good reason. We are not obligated to make any cash payments to these executives if their employment is terminated by us for cause, or in the event of death or disability, other than the payment of accrued but unpaid annual salary and vacation time, reimbursement of business expenses.  If employment of the above-named executives is terminated by reason of death or disability, the heirs of the deceased shall, in certain circumstances, be entitled to continue to participate in certain employee benefits plans.  A change in control does not affect the amount or timing of these cash severance payments.

Assuming the employment of our named executive officers were to be terminated without cause or for good reason, each as of March 20, 2009, the following individuals would be entitled to accelerated vesting of their outstanding stock options and common stock awards described in the table below:

	Value of Equity Awards: Termination Without Cause or For Good Reason (1)		Value of Equity Awards: In Connection With a Change in Control
Michael D. Suder	$568,414	(2)	$568,414
Dale T. Chatagnier	$216,138	(3)	$216,138
Frank Marrocco	$216,138	(3)	$216,138

(1)           The market price of our common stock on the OTCBB on March 20, 2009 was $0.16 per share

(2)           Includes 2,802,588 shares of restricted common stock and 750,000 common stock purchase options.

(3)           Includes 1,350,863 shares of restricted common stock.

DIRECTOR COMPENSATION

Summary of Director Compensation

Annually, each member of the Board of Directors is paid a fee of $25,000 as of August 1.  Each director is also paid $1,000 for participating in person in board and committee meetings and $500 for participating in board and committee meetings via teleconference.

Annually, as of August 1, each member of the Board of Directors awarded shares of restricted common stock  or common stock purchase options as outlined below.  Such compensation for the fiscal year ending March 31, 2009 will be awarded on April 1, 2009.  Our directors can choose one of the following methods of compensation:

A)   Up to $60,000 in value of shares of the Company’s common stock at the grant date with immediate vesting, or

B)    Stock options equal to double the number of shares of stock equal to $60,000 at the grant date, with immediate vesting.

Each director is personally responsible for their personal income taxes as a result of the above-referenced awards. Our directors are not precluded from serving us in any other capacity and receiving compensation therefore.

The following table summarizes compensation that our directors received during the fiscal year ending March 31, 2009 for services as members of our Board of Directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options Awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)		Total ($)
Robert Wayne Morgan (1)	0	0	0	0	0	0		0
Christopher A. Wilson	$30,000	0	$120,000	0	0	0	(2)	$150,000
Michael D. Suder	$29,000	0	$120,000	0	0	0		$149,000
Herbert N. Whitney	$30,000	0	$120,000	0	0	0		$150,000
Mathijs van Houweninge	$29,500	0	$120,000	0	0	0		$149,500

(1)         Resigned as of May 5, 2008.
(2)         Does not include $17,889 paid to the law firm of Wilson, Haglund & Paulson, PC for legal services rendered during the fiscal year.  Mr. Wilson is a partner in Wilson, Haglund & Paulson, PC.

Certain Relationships

Certain Relationships and Related Transactions.

In December 2008, we borrowed $125,000 and $100,000 from Ter Mast Beheer Utrecht, B.V. and Isaac Suder, respectively, and recorded the receipt of these funds as a current liability; in advance of agreeing to loan terms and security agreements. In January 2009 we borrowed $75,000 from No Logo Air, Inc. and recorded the receipt of these funds as a current liability. On January 20, 2009, we entered into a loan and security agreement, effective January 1, 2009, with each of Ter Mast Beheer Utrecht, B.V., No Logo Air, Inc. and Isaac Suder, in the principal amount of $125,000, $75,000 and $100,000, respectively (collectively, the "Insider Loans"). Ter Mast Beheer Utrecht, B.V. and No Logo Air, Inc. are each owned and controlled by Mathijs van Houweninge, a director of BWMS. Isaac Suder is the father of Michael Suder, a director of BWMS and its President and Chief Executive Officer. Collectively, Ter Mast Beheer Utrecht, B.V., No Logo Air, Inc. and Isaac Suder are hereinafter referred to as the "Creditors".

The Insider Loans accrue interest at the annual rate of 12%, with interest only payments for the first three months, payable on the last day of each of January, February and March 2009, followed by fifteen monthly installments of principal and interest in the amount of $9,015.47, $5,409.28 and $7,212.38 to Ter Mast Beheer Utrecht B.V., No Logo Air, Inc. and Isaac Suder, respectively, commencing on April 30, 2009 and continuing through maturity. All unpaid principal and accrued and unpaid interest on the Insider Loans is finally due and payable on June 30, 2010.

If any amount due and owing pursuant to the Insider Loans is not promptly paid when due, then all installments payable thereon shall, at the option of the respective Creditor, immediately mature, and become due and owing.  The Insider Loans are secured by a security interest on our interest in our wholly owned subsidiary, Blackwater New Orleans, LLC, including, but not necessarily limited to, all distributions, rents, fruits, profits, revenues, and other interests, however produced or derived from such interest (collectively, the "Collateral").

Additionally, the Company and the Creditors entered into an Intercreditor agreement, whereby the Creditors agreed that in the event of foreclosure on the Collateral, each Creditor ranks pari passu as amongst themselves.

On January 28, 2009, Mathijs van Houweninge, one of our directors, was issued 406,845 shares of restricted common stock of the Company at the direction of Falcon Consulting Limited, of which Mr. Houweninge is an advisor.  Such shares represented a portion of the fees due to Falcon International Consulting Limited in consideration for placement agent services it rendered to the Company.

Chris Wilson, a former chief executive officer of the Company and a current director, is a partner in the law firm of Wilson, Haglund & Paulson, PC, which received payment for legal services rendered to the Company in the amounts of $6,596.50, $5,728.84 and $5,563.67 in May, June and July 2008, respectively.

The Company does not currently have a procedure for the review, approval or ratification of any related party transaction.

Audit Related Matters

Principal Accountant Fees and Services

The firm of Malone & Bailey, PC has served as our independent auditors since October 8, 2008, when it replaced STS Partners, LLP.   Aggregate fees billed by Malone & Bailey, PC and STS Partners, LLP, each an independent registered public accounting firm, during the fiscal years ended March 31, 2009 and March 31, 2008 are as follows:

	Malone & Bailey PC, Fiscal Year-Ended March 31, 2009	STS Partners, LLP, Fiscal Year-Ended March 31, 2009	STS Partners, LLP, Fiscal Year-Ended March 31, 2008
Audit Fees	$61,946	$3,150	$22,575
Audit-Related Fees	0	0	0
Tax Fees	0	0	0
All Other Fees	0	0	0
Total	$61,946	$3,150	$22,575

Audit Fees—This category includes aggregate fees billed by our independent auditors for the audit of Blackwater’s annual financial statements, audit of management’s assessment and effectiveness of internal controls over financial reporting, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years.

Audit-Related Fees—This category consists of services by our independent auditors that, including accounting consultations on transaction related matters, are reasonably related to the performance of the audit or review of Blackwater’s financial statements and are not reported above under Audit Fees.

Tax Fees—This category consists of professional services rendered for tax compliance and preparation of Blackwater’s corporate tax returns and other tax advice.

All Other Fees—During the years ended March 31, 2009 and 2008, Malone & Bailey, PC and STS Partners did not incur any fees for other professional services.

Change in the Company’s Principal Accountant

On October 8, 2008 the Company engaged Malone & Bailey, PC as its principal accountant and terminated STS Partners, LLP from that role. The change in accountants was approved by the Audit Committee of the Board of Directors of the Company and did not result from any dissatisfaction with the quality of professional services rendered by STS Partners, LLP.

In connection with the audit of the Company's financial statements for the fiscal years ended March 31, 2007 and March 31, 2008 and the subsequent interim period, (i) there were no disagreements with STS Partners, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to STS Partners, LLP’s satisfaction, would have caused STS Partners, LLP to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) there were no "reportable events", as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The audit report of STS Partners, LLP on the financial statements of the Company as of and for the periods ended March 31, 2007 and March 31, 2008 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years and in the subsequent interim period prior to October 8, 2008, the Company did not consult with Malone & Bailey, PC regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's consolidated financial statements and no written or oral advice was provided by Malone & Bailey, PC that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Pre-Approval Policies and Procedures

In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to Blackwater by its independent auditor.

Prior to the engagement of the independent auditors for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the independent auditors during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis.

Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

•	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to Blackwater;

•	provision by the independent auditors to Blackwater of strategic consulting services of the type typically provided by management consulting firms; or

•
the retention of the independent auditors in connection with a transaction initially recommended by the independent auditors, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of Blackwater’s financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of Blackwater who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by Blackwater, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by Blackwater.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and the Company;

•	whether the service places the auditor in the position of auditing his or her own work;

•	whether the service results in the auditor acting as management or an employee of the Company; and

•	whether the service places the auditor in a position of being an advocate for the Company.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the meeting, four directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify.  It is intended that the accompanying proxy will be voted for the election, as directors, of the four persons named below, unless the proxy contains contrary instructions.  The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.  However, in the event that any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the directors.

The following sets forth the names and ages of the four nominees for election to the Board of Directors, their respective principal occupations or brief employment history and the period during which each has served as a director of the Company.

Name	Age	Director Since
Michael D. Suder (1)	55	May 7, 2008
Christopher A. Wilson (1)(2)	49	May 5, 2008
Herbert N. Whitney (1)(2)	69	May 29, 2008
Mathijs van Houweninge (1)(2)	43	August 12, 2008

(1)           Member of the Disclosure Committee
(2)           Member of Audit Committee

Michael D. Suder. Mr. Suder has been the Chief Executive Office and a director of the Company since May 7, 2008, and our President since August 18, 2008. From September 2005 through 2007, Mr. Suder was the director of new business development for LBC Tank Terminals. Prior to that time, from 2001 through 2005, Mr. Suder was the general manager of Kinder Morgan Energy Partners LP's lower Mississippi River region. Prior to his tenure with Kinder Morgan, Mr. Suder was the President/COO of Delta Terminal Services, Harvey, Louisiana from 1995 through December 2000. Mr. Suder holds a B.A. degree from George Washington University in Washington, D.C.

Christopher A. Wilson. Mr. Wilson has been a director of the Company since May 5, 2008, and he served as our, Chief Financial Officer, Secretary and President from May 5, 2008 through August 18, 2008.  He is currently a partner in the law firm of Wilson, Haglund & Paulsen, P.C., a general corporate and securities practice firm he founded in 2003, which is located in Irvine, California. Prior to that time, since 2001, Mr. Wilson was general counsel for Stagecoach Properties Co. LLC., a real estate development firm in Newport Beach, California. From 1999 to 2001, Mr. Wilson was a partner in the Orange County corporate department of the law firm of Pillsbury Winthrop LLP, located in Costa Mesa, California. From August 1991 to 1999 Mr. Wilson was a founding partner in the securities boutique firm of Jeffers, Wilson, Shaff & Falk LLP. >From 1987 to 1991 Mr. Wilson was an associate attorney at the law firm of O'Melveny & Myers in its Los Angeles Capital Markets Group. Mr. Wilson obtained his B.A. degree in International Relations with minors in French and economics from Brigham Young University in 1985. Mr. Wilson obtained his Juris Doctorate degree magna cum laude and Order of the Coif from Brigham Young University in 1987, where he was also the executive editor of the BYU Law Review.

Herbert N. Whitney. Mr. Whitney was appointed as a director of the Company on May 29, 2008. From 1966 through 2006, Mr. Whitney was with CITGO Petroleum Corporation ("CITGO") in positions of increasing general management responsibility. From 2004 through 2006, Mr. Whitney was the General Manager of CITGO's Marine Transportation and Logistics Division. From 2002 through 2004, Mr. Whitney was the General Manager of CITGO's Supply Planning and Administration Division. From 1998 to 2002, Mr. Whitney was the General Manager of CITGO's Product Supply, Distribution, Trading and Commercial/Aviation Sales division. From 1993 through 1998, Mr. Whitney was the General Manager of CITGO's Operations and Crude Oil Supply division. From 1985 through 1998, Mr. Whitney was the President of CITGO Pipeline Company. Mr. Whitney served on the Board of Directors of Colonial Pipeline Company from 1987 until 2006, and was Chairman of the Board of Colonial from 1996 through 2003. Mr. Whitney holds a B.S. degree in Civil Engineering from Kansas State University.

Mathijs van Houweninge.  Mr. van Houweninge has served a director of the Company since August 12, 2008.  He served as partner of Falcon Capital, LLP ("Falcon"), a Venture Capital firm based in London, from May through December 2008, where he is now an advisor. In 1990, Mr. Houweninge started iEffective, a Netherlands-based software company specializing in consultancy and software development for the financial industry which was sold in 2000. He also serves on the board of directors of SkyPostal, Inc., Cybercity, Inc. IonIP bv, and a school in Utrecht in the Netherlands. Mr. van Houweninge studied Computer Science at Utrecht University in the Netherlands during the 1990's, specializing in artificial intelligence. Falcon has served as placement agent of the Company in two rounds of capital raises in 2008.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES.

PROPOSAL NO. 2

APPROVAL AND RATIFICATION OF

THE BLACKWATER MIDSTREAM CORP. 2008 INCENTIVE PLAN

At the Annual Meeting, the stockholders are being asked to approve and ratify the Blackwater Midstream Corp. 2008 Incentive Plan (the “2008 Plan”), a copy of which is attached hereto as Exhibit B, along with forms of award agreements for incentive stock options, nonstatutory stock options and restricted shares.  The 2008 Plan was adopted by written consent of the sole director of the Board of Directors on May 7, 2008.

In May and June 2008 the Board of Directors issued an aggregate of 721,036 shares of restricted common stock and an aggregate of 2,303,278 to certain executive officers and 100,000 shares of restricted common stock to one director, pursuant to the 2008 Plan.   In January 2009, 2,283,278 options previously issued to such executive officers were voluntarily returned to the Company and cancelled by such officers, in consideration for an aggregate of 2,283,278 shares of restricted stock to be issued to such executive officers, pro rata.

In January 2009, the board issued 150,000 shares of restricted common stock pursuant to the 2008 Plan to a certain executive officer of the Company.

At a meeting of the Board in February 2009, the Board of Directors amended Section 1.4(a) of the 2008 Plan to allow for a maximum of 2.5 million shares of common stock to be issued to any single individual employee within any calendar year.  At that same meeting, the Board of Directors issued an aggregate of 3 million shares of restricted common stock to certain executive officers pursuant to the 2008 Plan.  The affirmative vote of persons holding at least a majority of the common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter is required to approve and ratify the 2008 Plan.

The following table discloses awards issued to the named executive officers and/or directors that will become null and void if the 2008 Plan is not ratified and approved by the Company’s stockholders:

NEW PLAN BENEFITS
Blackwater Midstream Corp. 2008 Stock Incentive Plan
Name and Position	Total Dollar Value ($) (1)	Number of Stock Options	Number of Shares of Common Stock
Michael D. Suder	$1,574,730	750,000	2,802,588
Donald St.Pierre	$98,500	0	650,000
Dale T. Chatagnier	$534,350	0	1,350,863
Francis (Frank) Marrocco	$674,952	0	1,350,863
Christopher A. Wilson	$360,000	770,000	100,000
Herbert N. Whitney	$120,000	750,000	0
Mathijs van Houweninge	$120,000	750,000	0
Executive Group	$2,882,532	750,000	6,154,314
Non-Executive Director Group	$600,000	2,270,000	100,000
Non-Executive Officer Employee Group	0	0	0
___________________
(1) The value of the awards was calculated using a per share price of $0.16, the closing price of our common stock on March 20, 2009.

Blackwater Midstream Corp. 2008 Incentive Plan

On May 7, 2008, by written consent of the sole member of the Board of Directors, the Board of Directors adopted the Blackwater Midstream Corp. 2008 Incentive Plan (the “2008 Plan”). Under the 2008 Plan that number of shares that equals the greater of 15% of the number of issued and outstanding shares of common stock of the Company as of the first day of the then-current fiscal quarter of the Company, or 5,000,000 shares of common stock were authorized for issuance to employees, officers, directors, consultants, and advisers. Options granted under the 2008 Plan may either be incentive stock options within the meaning of Section 422 of the Internal Revenue Code and/or options that do not qualify as incentive stock options; however, only employees are eligible to receive incentive stock options. Options granted under the option plans generally expire no later than ten years from the date of grant, except when the grantee is a 10% shareholder, in which case the maximum term is five years from the date of grant.  Options with different vesting terms are granted from time-to-time. Generally, the exercise price of any options granted under the 2008 Plan must be at least 100% of the fair market value of our common stock on the date of grant, except when the grantee is a 10% shareholder, in which case the exercise price shall be at least 110% of the fair market value of our common stock on the date of grant.

Administration. The 2008 Plan is administered by the Board of Directors or a committee of the Board of Directors consisting of not less than two members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Code Section 162(m) (in either case, the “Committee”).   Among other things, the Committee has complete discretion, subject to the express limits of the 2008 Plan, to determine the employees and independent contractors to be granted an award, the type of award to be granted, the number of shares of Common Stock subject to each award, the exercise price of each option and base price of each SAR, the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the stock, and the required withholding.  The Committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would materially and adversely affect the participant.  The Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2008 Plan.  Notwithstanding the foregoing, the Committee does not have any authority to grant or modify an award under the 2008 Plan with terms or conditions that would cause the grant, vesting or exercise to be considered nonqualified “deferred compensation” subject to Code Section 409A.

Grant of Awards; Shares Available for Awards. The 2008 Plan provides for the grant of options, stock appreciation rights (“SARs”), performance share awards and restricted stock awards in an amount equal to the greater of 15% of the number of issued and outstanding shares of common stock of the Company as of the first day of the then-current fiscal quarter of the Company, or 5,000,000 shares of common stock, to officers, employees and independent contractors of the Company or its affiliates.  If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2008 Plan.  The number of shares of Common Stock for which awards may be granted to a participant under the 2008 Plan in any calendar year cannot exceed 2,500,000.

Currently, there are 7 employees and directors who would be entitled to receive stock options and/or restricted shares under the 2008 Plan.  Future new hires and additional consultants would be eligible to participate in the 2008 Plan as well.  The number of stock options and/or restricted shares to be granted to executives and directors cannot be determined at this time as the grant of stock options and/or restricted shares is dependent upon various factors such as hiring requirements and job performance.

Stock Options. Options granted under the 2008 Plan may be either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Internal Revenue Code (the “Code”), or “nonqualified stock options” (“NQSOs”).  Options may be granted on such terms and conditions as the Committee may determine; provided, however, that the exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and the term of the option my not exceed 10 years (110% of such value and 5 years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company).  ISOs may only be granted to employees.  In addition, the aggregate fair market value of Common Stock covered by ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000.  Any excess is treated as a NQSO.

Stock Appreciation Rights. A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying stock between the date of grant and the date of exercise.  SARs may be granted in tandem with, or independently of, options granted under the 2008 Plan.  A SAR granted in tandem with an option (i) is exercisable only at such times, and to the extent, that the related option is exercisable in accordance with the procedure for exercise of the related option; (ii) terminates upon termination or exercise of the related option (likewise, the option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related option; and (iv) if the related option is an ISO, may be exercised only when the value of the stock subject to the option exceeds the exercise price of the option.  A SAR that is not granted in tandem with an option is exercisable at such times as the Committee may specify.

Performance Shares or Performance Units.  Performance share or performance unit awards entitle the participant to receive cash or shares of stock upon attaining specified performance goals.  In the case of performance units, the right to acquire the units is denominated in cash values.

Restricted Stock.  A restricted stock award is a grant or sale of stock to the participant, subject to the Company’s right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) in the event that conditions specified by the Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to the Company.

Other Equity-Based Awards. In addition to stock options and stock appreciation rights, the Board of Directors may also grant certain employees, consultants and directors shares of restricted stock, with terms and conditions as the Board of Directors may, pursuant to the terms of the 2008 Plan, establish. The 2008 Plan does not allow awards to be made under terms and conditions which would cause such awards to be treated as deferred compensation subject to the rules of Section 409A of the Code.

Change-in-Control Provisions. The 2008 Plan provides that, in the event of a change in control, any outstanding awards that are unexercisable or otherwise unvested will become fully vested and immediately exercisable.

Amendment and Termination. The Board of Directors may adopt, amend and rescind rules relating to the administration of the 2008 Plan, and amend, suspend or terminate the 2008 Plan, but no amendment will be made that adversely affects in a material manner any rights of the holder of any award without the holder’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. We have attempted to structure the 2008 Plan so that remuneration attributable to stock options and other awards will not be subject to a deduction limitation contained in Section 162(m) of the Code.

Certain Federal Income Tax Consequences of the 2008 Plan.

The following is a general summary of the federal income tax consequences under current tax law of options, stock appreciation rights and restricted stock. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

A participant does not recognize taxable income upon the grant of NQSO or an ISO.  Upon the exercise of a NQSO, the participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time.  If the participant later sells shares acquired pursuant to the exercise of a NQSO, the participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held.  Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

Upon the exercise of an ISO, the participant does not recognize taxable income. If the participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the participant recognizes long-term capital gain or loss and the Company is not be entitled to a deduction.  However, if the participant disposes of such shares within the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount.

In addition to the tax consequences described above, a participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefore is an adjustment which increases alternative minimum taxable income. In addition, the participant's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes.  If a participant is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive option adjustment) is allowed as a credit against the participant's regular tax liability in subsequent years.  To the extent the credit is not used, it is carried forward.

A participant does not recognize income upon the grant of an SAR. The participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company will generally be entitled to a deduction for such amount.

A participant does not recognize income on the receipt of a performance share award until the shares are received.  At such time, the participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount paid for the shares, and the Company is generally entitled to deduct such amount at such time.

A participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any of fair market value of the stock at the time the restriction lapses over any amount paid for the shares. Alternatively, the participant may elect to be taxed on the value at the time of grant.  The Company is generally entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2008 PLAN.

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee has appointed Malone & Bailey, PC as independent auditors to audit the financial statements of the Company for the fiscal year ending March 31, 2009, and the Board of Directors is asking stockholders to ratify that appointment.

A representative of Malone & Bailey, PC is expected to be present at the Annual Meeting, with the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

If the selection of Malone & Bailey, PC is not ratified, or if prior to the next annual meeting of stockholders such firm shall decline to act or otherwise become incapable of acting, or if its engagement shall be otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent auditors whose selection for any period subsequent to the next annual meeting will be subject to stockholder ratification at such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MALONE & BAILEY, PC AS BLACKWATER’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2009.

GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting.  If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies.  Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

Blackwater will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request.  In addition to the solicitation of proxies by use of the mails, officers and regular employees of Blackwater may solicit proxies without additional compensation, by telephone or telegraph.  We may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

A copy of our Annual Report on Form 10-K for the year ended March 31, 2008 (as filed with the SEC) including the financial statements thereto, is being provided with the proxy statement.  Requests for additional copies should be directed to Michael D. Suder, c/o Blackwater Midstream Corp., 660 LaBauve Drive, Westwego, Louisiana 70094.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors or any individual director must mail a communication addressed to the Board or the individual director to the Board of Directors, c/o Blackwater Midstream Corp., 660 LaBauve Drive, Westwego, Louisiana 70094. Any such communication must state the number of shares of common stock beneficially owned by the stockholder making the communication. All such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

WHERE YOU CAN FIND MORE INFORMATION

Blackwater files annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Blackwater’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, NE, Room 1580, Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

STOCKHOLDER PROPOSALS

The Annual Meeting of Stockholders for the fiscal year ending March 31, 2009 is expected to be held in April 2010.  Any stockholder proposal intended to be included in the Company’s proxy statement and form of proxy for presentation at the 2009 Annual Meeting of Stockholders pursuant to Rule 14a-8 (“Rule 14a-8”), as promulgated under the Securities Exchange Act of 1934, must be received by the Company not later than December 7, 2009.  As to any proposals submitted for presentation at the Annual Meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the Annual Meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before February 20, 2010.

Appendix A

BLACKWATER MIDSTREAM CORP.
AUDIT COMMITTEE CHARTER

Committee Role

The committee’s role is to act on behalf of the board of directors and oversee all material aspects of the company’s reporting, control, and audit functions, except those specifically related to the responsibilities of another standing committee of the board. The audit committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on company processes for the management of business/financial risk and for compliance with significant applicable legal, ethical, and regulatory requirements.

In addition, the committee responsible for: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (3) establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters; (4) establishing internal financial controls; (5) engaging outside advisors; and, (6) funding for the outside auditor and any outside advisors engagement by the audit committee.

The role also includes coordination with other board committees and maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

Committee Membership

The committee shall consist of the entire board directors. The committee shall have access to its own counsel and other advisors at the committee’s sole discretion.

Committee Operating Principles

The committee shall fulfill its responsibilities within the context of the following overriding principles:

(1)
Communications - The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, other committee chairpersons, and other key committee advisors, external and internal auditors, etc., as applicable, to strengthen the committee’s knowledge of relevant current and prospective business issues.

(2)
Committee Education/Orientation - The committee, with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to the company. Additionally, individual committee members are encouraged to participate in relevant and appropriate self-study education to assure understanding of the business and environment in which the company operates.

(3)
Annual Plan - The committee, with input from management and other key committee advisors, shall develop an annual plan responsive to the “primary committee responsibilities” detailed herein. The annual plan shall be reviewed and approved by the full board.

(4)
Meeting Agenda - Committee meeting agendas shall be the responsibility of the committee chairperson, with input from committee members. It is expected that the chairperson would also ask for management and key committee advisors, and perhaps others, to participate in this process.

(5)
Committee Expectations and Information Needs - The committee shall communicate committee expectations and the nature, timing, and extent of committee information needs to management, internal audit, and external parties, including external auditors. Written materials, including key performance indicators and measures related to key business and financial risks shall be received from management, auditors, and others at least one week in advance of meeting dates. Meeting conduct will assume board members have reviewed written materials in sufficient depth to participate in committee/board dialogue.

(6)	External Resources -The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

(7)
Committee Meeting Attendees - The committee shall request members of management, counsel, internal audit, and external auditors, as applicable, to participate in committee meetings, as necessary, to carry out the committee responsibilities. Periodically and at least annually, the committee shall meet in private session with only the committee members. It shall be understood that either internal or external auditors, or counsel, may, at any time, request a meeting with the audit committee or committee chairperson with or without management attendance. In any case, the committee shall meet in executive session separately with internal and external auditors, at least annually.

(8)
Reporting to the Board of Directors - The committee, through the committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full board. In addition, summarized minutes from committee meetings, separately identifying monitoring activities from approvals, shall be available to each board member at least one week prior to the subsequent board of directors meeting.

(9)
Committee Self Assessment - The committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board, and others. Changes in role and/or responsibilities, if any, shall be recommended to the full board for approval.

Meeting Frequency

The committee shall meet at least three times quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson,

Reporting to Shareholders

The committee shall make available to shareholders a summary report on the scope of its activities. This may be identical to the report that appears in the company’s annual report.

Committee’s Relationship with External and Internal Auditors

(1)	The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the shareholders.

(2)
As the external auditors review financial reports, they will be reporting to the audit committee. They shall report all relevant issues to the committee responsive to agreed-on committee expectations. In executing its oversight role, the board or committee should review the work of external auditors.

(3)
The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external and internal auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independent Standards Board and the Securities and Exchange Commission. Additionally, the committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors’ assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

(4)	The internal audit function shall be responsible to the board of directors through the committee.

(5)
If either the internal or the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee chairperson.

(6)	Changes in the directors of internal audit or corporate compliance shall be subject to committee approval.

Primary Committee Responsibilities

Monitor Financial Reporting and Risk Control Related Matters

The committee should review and assess:

(7)
Risk Management - The company’s business risk management process, including the adequacy of the company’s overall control environment and controls in selected areas representing significant financial and business risk.

(8)	Annual Reports and Other Major Regulatory Filings - All major financial reports in advance of filings or distribution.

(9)
Internal Controls and Regulatory Compliance - The company’s system of internal controls for detecting accounting and reporting financial errors, fraud and defalcations, legal violations, and noncompliance with the corporate code of conduct.

(10)	Internal Audit Responsibilities - The annual audit plan and the process used to develop the plan. Status of activities, significant findings, recommendations, and management’s response

(11)	Regulatory Examinations - SEC inquiries and the results of examinations by other regulatory authorities in terms of important findings, recommendations, and management’s response.

(12)
External Audit Responsibilities - Auditor independence and the overall scope and focus of the annual/interim audit, including the scope and level of involvement with unaudited quarterly or other interim-period information.

(13)
Financial Reporting and Controls - Key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Important conclusions on interim and/or year-end audit work in advance of the public release of financials.

(14)
Auditor Recommendations - Important internal and external auditor recommendations on financial reporting, controls, other matters, and management’s response. The views of management and auditors on the overall quality of annual and interim financial reporting.

The committee should review, assess, and approve:

(15)	The code of ethical conduct,

(16)	Changes in important accounting principles and the application thereof in both interim in and annual financial reports.

(17)	Significant conflicts of interest and related-party transactions.

(18)	External auditor performance and changes in external audit firm (subject to ratification by the full board).

(19)	Internal auditor performance and changes in internal audit leadership and/or key financial management.

(20)	Procedures for whistle blowers.

(21)	Pre-approve allowable services to be provided by the auditor.

(22)	Retention of complaints

Exhibit A

BLACKWATER MIDSTREAM CORP.

CODE OF BUSINESS CONDUCT AND ETHICS

For Employees, Officers and Directors

Introduction

To further the fundamental principles of honesty, loyalty, fairness and forthrightness of Blackwater Midstream Corp. (“BWMS”), we have established the Blackwater Midstream Corp. Code of Business Conduct and Ethics. Our Code strives to deter wrongdoing and promote the following six objectives:

•	Honest and ethical conduct;

•	Avoidance of conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and transparent disclosure in periodic reports required to be filed by BWMS with the Securities and Exchange Commission and in other public communications made by BWMS;

•	Compliance with the applicable government regulations;

•	Prompt internal reporting of Code violations; and

•	Accountability for compliance with the Code.

Accounting Controls, Procedures & Records

Applicable laws and company policy require BWMS to keep books and records that accurately and fairly reflect its transactions and the dispositions of its assets. In this regard, our financial executives shall:

•	Provide information that is accurate, complete, objective, relevant, timely and understandable.

•	Comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

•	Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing independent judgment to be subordinated.

All directors, officers, employees and other persons are prohibited from directly or indirectly falsifying or causing to be false or misleading any financial or accounting book, record or account. Furthermore, no director, officer or employee of BWMS may directly or indirectly:

•	Make or cause to be made a materially false or misleading statement, or

•
Omit to state, or cause another person to omit to state, any material fact necessary to make statements made not misleading in connection with the audit of financial statements by independent accountants, the preparation of any required reports whether by independent or internal accountants, or any other work which involves or relates to the filing of a document with the Securities and Exchange Commission.

Bribery

The offering, promising, or giving of money, gifts, loans, rewards, favors or anything of value to any supplier, customer or governmental official is strictly prohibited.

Communications

It is very important that the information disseminated about BWMS be both accurate and consistent. For this reason, certain of our executive officers who have been designated as authorized spokespersons per our policy regarding compliance with Regulation FD are responsible for our internal and external communications, including public communications with stockholders, analysts and other interested members of the financial community. Employees should refer all outside requests for information to the authorized spokespersons.

Computer and Information Systems

For business purposes, officers and employees are provided telephones and computer workstations and software, including network access to computing systems such as the Internet and e-mail, to improve personal productivity and to efficiently manage proprietary information in a secure and reliable manner. You must obtain the permission from our Information Technology Services department to install any software on any company computer or connect any personal laptop to the BWMS network. As with other equipment and assets of BWMS, we are each responsible for the appropriate use of these assets. Except for limited personal use of BWMS’s telephones and computer/e-mail, such equipment may be used only for business purposes. Officers and employees should not expect a right to privacy of their e-mail. All e-mails on company equipment are subject to monitoring by BWMS.

Confidential or Proprietary Information

Company policy prohibits employees from disclosing confidential or proprietary information outside BWMS, either during or after employment, without company authorization to do so. Unless otherwise agreed to in writing, confidential and proprietary information includes any and all methods, inventions, improvements or discoveries, whether or not patentable or copyrightable, and any other information of a similar nature disclosed to the directors, officers or employees of BWMS or otherwise made known to us as a consequence of or through employment or association with BWMS (including information originated by the director, officer or employee). This can include, but is not limited to, information regarding our business, research, development, inventions, trade secrets, intellectual property of any type or description, data, business plans, marketing strategies and contract negotiations.

Conflicts of Interest

Company policy prohibits conflicts between the interests of its employees, officers, directors and BWMS. A conflict of interest exists when an employee, officer, or director’s personal interest interferes or may interfere with the interests of the company. Conflicts of interest may not always be clear, so if an employee has a concern that a conflict of interest may exist, they should consult with higher levels of management, and in the case of officers and directors, they should consult with a member of the Audit Committee. When it is deemed to be in the best interests of BWMS and its shareholders, the Audit Committee may grant waivers to employees, officers and directors who have disclosed an actual or potential conflict of interest. Such waivers are subject to approval by the Board of Directors.

Fraud

Company policy prohibits fraud of any type or description.

Inside Information

Company policy and applicable laws prohibit disclosure of material inside information to anyone outside BWMS without a specific business reason for them to know. It is unlawful and against company policy for anyone possessing inside information to use such information for personal gain. BWMS’s policies with respect to the use and disclosure of material non-public information are more particularly set forth in BWMS’s Insider Trading Policy.

Political Contributions

Company policy prohibits the use of company, personal or other funds or resources on behalf of BWMS for political or other purposes which are improper or prohibited by the applicable federal, state, local or foreign laws, rules or regulations. Company contributions or expenditures in connection with election campaigns will be permitted where allowed by federal, state, local or foreign election laws, rules and regulations.

Reporting and Non-Retaliation

Employees who have evidence of any violations of this code are encouraged and expected to report them to their supervisor, and in the case of officers and directors, they should report evidence of any such violations to a member of the Audit Committee.  Such reports will be investigated in reference to applicable laws and company policy. Violations of this Code or any other unlawful acts by our officers, directors or employees may subject the individual to dismissal from employment and/or fines, imprisonment and civil litigation according to applicable laws.

We will not allow retaliation against an employee for reporting a possible violation of this Code in good faith. Retaliation for reporting a federal offense is illegal under federal law and prohibited under this Code. Retaliation for reporting any violation of a law, rule or regulation or a provision of this Code is prohibited. Retaliation will result in discipline up to and including termination of employment and may also result in criminal prosecution.

Waivers

There shall be no waiver of any part of this Code for any director or officer except by a vote of the Board of Directors or a designated board committee that will ascertain whether a waiver is appropriate under all the circumstances. In case a waiver of this Code is granted to a director or officer, the notice of such waiver shall be posted on our website within five days of the Board of Director’s vote or shall be otherwise disclosed as required by applicable law or the rules of any stock exchange on which our securities may be listed or quoted for trading.  Notices posted on our website shall remain there for a period of 12 months and shall be retained in our files as required by law.

Approved By The Board of Directors
March 20, 2009

Exhibit B

BLACKWATER MIDSTREAM CORP.

2008 INCENTIVE PLAN

GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS

PURPOSE

The purpose of the 2008 Incentive Plan (the “Plan”) is to foster and promote the long-term financial success of Blackwater Midstream Corp. (the “Company”) and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

The Plan provides for payment of various forms of incentive compensation.

It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

The Plan was originally effective on May 7, 2008, subject to approval by the Company’s stockholders pursuant to SECTION 7.1 (the “Effective Date”), provided that with respect to Incentive Awards outstanding prior to the Effective Date, such an award shall not be amended by any term herein if such term would cause such award to be deferred compensation, a new grant under or otherwise violate Code Section 409A or would modify an Incentive Award under Code Section 424 resulting in a new grant, as determined by the Committee. The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to SECTION 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions.

However, in no event may an Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date.

DEFINITIONS

The following terms shall have the meanings set forth below:

Appreciation. The difference between the option exercise price per share of the Nonstatutory Stock Option to which a Tandem SAR relates and the Fair Market Value of a share of Common Stock on the date of exercise of the Tandem SAR.

Authorized Officer. The Chairman of the Board, the CEO, President or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company.

No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

Board. The Board of Directors of the Company.

Cause. When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company’s or Subsidiary’s conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.

CEO. The Chief Executive Officer of the Company.

Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

Committee. A committee appointed by the Board consisting of at least one member as appointed by the Board to administer the Plan. However, if the Company becomes a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who (i) fulfill the “non-employee director” requirements of Rule 16b-3 under the Exchange Act and who is certified by the Board as an independent director and (ii) fulfill the “outside director” requirements of Section 162(m) of the Code.  In either case, the Committee may be the compensation committee of the Board, or any subcommittee of the compensation committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

Notwithstanding the preceding paragraphs of this SECTION 1.2(G), the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

Common Stock. The common stock of the Company, $0.001 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

Company. Blackwater Midstream Corp., a corporation organized under the laws of the State of Nevada, and any successor in interest thereto

Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, (i) is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

Change In Control. Any of the events described in and subject to SECTION 6.7

Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation ss. 1.162-27(c) (or its successor), during any such period that the Company is a Publicly Held Corporation.

Deferred Stock. Shares of Common Stock to be issued or transferred to a Grantee under an Other Stock-Based Award granted pursuant to SECTION 5 at the end of a specified deferral period, as set forth in the Incentive Agreement pertaining thereto.

Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination by such physician upon request.

Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

Employment. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, government service, or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.

Unless otherwise provided in the Incentive Agreement, the term “Employment” for purposes of the Plan is also defined to include (i) compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary) and (ii) membership on the Board by an Outside Director. Notwithstanding the foregoing, with respect to an Incentive Award that is deferred compensation subject to Code Section 409A a termination of Employment shall be determined by the Committee under the “separation from service” requirements under Code Section 409A.

Exchange Act. The Securities Exchange Act of 1934, as amended

Fair Market Value. If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good faith, and to the extent any Incentive Award is intended to be exempt from Code Section 409A, consistent with Code Section 409A as it shall determine.

In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.

If the Company is a Publicly Held Corporation, the Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) the closing sales price for a Share on the date of grant as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System, or (iv) any other method permitted by Code Section 409A as determined by the Committee in its discretion and consistently applied. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Reload Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, Performance Share, or Other Stock-Based Award, as well as any Supplemental Payment.

Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement are further defined in SECTION 6.1(A).

Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

Independent SAR. A Stock Appreciation Right described in SECTION 2.5.

Insider. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under SECTION 2 that is not designated by the Committee as an Incentive Stock Option.

Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

Other Stock-Based Award. An award granted by the Committee to a Grantee under SECTION 5.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock and payable in Common Stock, cash or other consideration.

Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary within the meaning of 16b-3 under the Exchange Act.

Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Section 424(e) of the Code.

Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code ss. 162(m) and Treasury Regulation ss. 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to and the payment value of any Performance Unit, Performance Share or Other Stock-Based Award.

Performance Share or Performance Unit. An Incentive Award representing a contingent right to receive cash or shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and, in the case of Performance Units, is denominated in cash values.

Plan. Blackwater Midstream Corp. 2008 Incentive Plan as set forth herein and as it may be amended from time to time.

Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

Restricted Stock. Shares of Common Stock issued or transferred to a Grantee pursuant to SECTION 3.

Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

Retirement. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee’s Incentive Agreement.

Share. A share of the Common Stock of the Company.

Share Pool. The number of shares authorized for issuance under SECTION 1.4, as adjusted for awards and payouts under SECTION 1.5 and as adjusted for changes in corporate capitalization under SECTION 6.5.

Spread. The difference between the exercise price per Share specified in any Independent SAR grant and the Fair Market Value of a Share on the date of exercise of the Independent SAR.

Stock Appreciation Right or SAR. A Tandem SAR described in SECTION or an Independent SAR described in SECTION 2.5.

Stock Option or Option. Pursuant to SECTION 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, only an Employee may be granted an Incentive Stock Option.

Subsidiary. Any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.

SUPPLEMENTAL PAYMENT. Any amount, as described in SECTIONS 2.7, 3.4 AND/OR 4.2, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

Tandem SAR. A Stock Appreciation Right that is granted in connection with a related Stock Option pursuant to SECTION 2.4, the exercise of which shall require forfeiture of the right to purchase a Share under the related Stock Option (and when a Share is purchased under the Stock Option, the Tandem SAR shall similarly be canceled).

PLAN ADMINISTRATION

Administration By Board. The Plan shall be administered by the full Board, provided however, the Board may appoint a Committee so long as the Committee meets the requirements set forth in Section 1.2 above for “Committee.”

Any references in the Plan to the Committee shall apply to the full Board if there is no Committee.

Authority of The Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan including, without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or Incentive Agreement.

The determination of the Committee shall be final and binding on all persons.

Meetings. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

Decisions Binding. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

Modification of Outstanding Incentive Awards. Subject to the stockholder approval requirements of SECTION 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. With respect to an Incentive Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a “modification” within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority to (i) grant Incentive Awards, or (ii), if the Company is a Publicly Held Corporation, take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

Surrender of Previous Incentive Awards. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in SECTION 1.4 until such time as such previous Incentive Awards are surrendered and cancelled.

Indemnification. Each person who is or was a member of the Committee, or of the Board, shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan (including such indemnification for a person’s own, sole, concurrent or joint negligence or strict liability), except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

SHARES OF COMMON STOCK AVAILABLE FOR INCENTIVE AWARDS

Subject to adjustment under SECTION 6.5, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) a number of Shares of Common Stock which shall equal, from time to time, the GREATER of (i) fifteen percent (15%) of the number of issued and outstanding Shares as of the first day of the then-current fiscal quarter of the Company, or (ii) five million (5,000,000) Shares. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, shall be adjusted as provided in Section 1.5 and shall again immediately become available for Incentive Awards hereunder; provided, however, the aggregate number of Shares which may be issued upon exercise of ISOs shall in no event exceed five million (5,000,000) Shares (subject to adjustment pursuant to SECTION 6.5). The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.

During any period that the Company is a Publicly Held Corporation, the following rules shall apply to grants of Incentive Awards:

Subject to adjustment as provided in SECTION 6.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted in any calendar year pursuant to any Incentive Award held by any individual Employee shall be One Million Five Hundred Thousand (1,500,000) Shares.

The maximum aggregate cash payout (including SARs, Performance Units and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any individual Employee shall be one million dollars ($1,000,000).

With respect to any Stock Option or Stock Appreciation Right granted to an Employee that is canceled or repriced, the number of Shares subject to such Stock Option or Stock Appreciation Right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Employee to the extent required by and in accordance with Section 162(m) of the Code.

The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

SHARE POOL ADJUSTMENTS FOR AWARDS AND PAYOUTS

The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

Stock Option;

SAR (except a Tandem SAR);

Restricted Stock;

A payout of a Performance Share in Shares;

A payout of a Performance Unit in Shares; and

A payout of an Other Stock-Based Award in Shares.

The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a)           A Payout of a SAR, Tandem SAR, Restricted Stock Award, or Other Stock-Based Award in the form of cash;

(b)           A cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Stock Option, or the termination of a related Stock Option upon exercise of the corresponding Tandem SAR) of any Shares subject to an Incentive Award;

(c)           Payment of an Option Price with previously acquired Shares; provided, however, that the Share Pool shall not be increased by the number of Shares withheld (which would otherwise be acquired on the exercise) as payment of the Option Price or for tax withholding; and

(d)           Payment or the withholding of Shares for taxes or the purchase price for Shares under a Restricted Stock Award.

COMMON STOCK AVAILABLE

The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

PARTICIPATION

Eligibility. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time. With respect to Nonstatutory Stock Options or SARs intended to be excluded from the requirements of Code Section 409A, Incentive Awards of Nonstatutory Stock Options or SARs may only be made to Grantees if the Incentive Award would be for “service recipient stock” within the meaning of Code Section 409A, as determined by the Committee.

Incentive Stock Option Eligibility. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

TYPES OF INCENTIVE AWARDS

The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in SECTION 2, Restricted Stock and Supplemental Payments as described in SECTION 3, Performance Units, Performance Shares and Supplemental Payments as described in SECTION 4, Other Stock-Based Awards and Supplemental Payments as described in SECTION 5, or any combination of the foregoing.

OTHER COMPENSATION PROGRAMS

The existence and terms of the Plan shall not limit the authority of the Board or Company or any Company affiliate in compensating directors, Outside Directors, Employees or Consultants of the Company, in such other forms and amounts, including compensation pursuant to any other plans or programs (including but not limited to bonus programs) as may be currently in effect or adopted in the future, as it may determine from time to time.

REPRICING PROHIBITED

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Incentive Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other Incentive Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

GRANT OF STOCK OPTIONS

The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

STOCK OPTION TERMS

Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment.

Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, need not be uniform among all Stock Options issued pursuant to the Plan.

Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted (110% in the case of an Incentive Stock Option for 10% or greater shareholders pursuant to SECTION 1.7(B)). Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of SECTION 2.3(A).

Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option (which shall be not more than ten (10) years from the date of grant for ISO or SAR grants; five (5) years for ISO grants to 10% or greater shareholders pursuant to SECTION 1.7(B)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

$100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

STOCK OPTION EXERCISES

Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise.

The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes. In no event will the Committee allow the Option Price to be paid with a form of consideration, including, but not limited to, a loan to an Employee, if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee in its discretion.

The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. A “cashless exercise” of an Option is a procedure by which a broker provides the funds to the Grantee to effect an Option exercise, to the extent consented to by the Committee in its discretion. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker) or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act (if the Company is a Publicly Held Corporation).

The Committee, in its discretion, may also allow an Option to be exercised by a broker-dealer acting on behalf of the Grantee if (i) the broker-dealer has received from the Grantee a duly endorsed Incentive Agreement evidencing such Option and instructions signed by the Grantee requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Grantee and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Grantee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 (or its successor).

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

Subject to SECTION 6.2, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this SECTION 2.3(A).

Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders’ agreement, buy/sell agreement, stockholders’ agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares.

Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

Notification of Disqualifying Disposition of Shares From Incentive Stock Options.

Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

STOCK APPRECIATION RIGHTS IN TANDEM WITH NONSTATUTORY STOCK OPTIONS

Grant. The Committee may, at the time of grant of a Nonstatutory Stock Option, or at any time thereafter during the term of the Nonstatutory Stock Option, grant Stock Appreciation Rights with respect to all or any portion of the Shares of Common Stock covered by such Nonstatutory Stock Option. A Stock Appreciation Right in tandem with a Nonstatutory Stock Option is referred to herein as a “TANDEM SAR.”

General Provisions. The terms and conditions of each Tandem SAR shall be evidenced by an Incentive Agreement. The Option Price per Share of a Tandem SAR shall be fixed in the Incentive Agreement and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the Nonstatutory Stock Option to which it relates.

Exercise. A Tandem SAR may be exercised at any time the Nonstatutory Stock Option to which it relates is then exercisable, but only to the extent such Nonstatutory Stock Option is exercisable, and shall otherwise be subject to the conditions applicable to such Nonstatutory Stock Option. When a Tandem SAR is exercised, the Nonstatutory Stock Option to which it relates shall terminate to the extent of the number of Shares with respect to which the Tandem SAR is exercised. Similarly, when a Nonstatutory Stock Option is exercised, the Tandem SARs relating to the Shares covered by such Nonstatutory Stock Option exercise shall terminate. Any Tandem SAR which is outstanding on the last day of the term of the related Nonstatutory Stock Option shall be automatically exercised on such date for cash, without the need for any action by the Grantee, to the extent of any Appreciation.

Settlement. Upon exercise of a Tandem SAR, the holder shall receive, for each Share with respect to which the Tandem SAR is exercised, an amount equal to the Appreciation. The Appreciation shall be payable in cash, Common Stock, or a combination of both, as specified in the Incentive Agreement (or in the discretion of the Committee if not so specified). The Appreciation shall be paid within 30 calendar days of the exercise of the Tandem SAR. The number of Shares of Common Stock which shall be issuable upon exercise of a Tandem SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Tandem SAR is exercised multiplied by the Appreciation in such shares and (2) is the Fair Market Value of a Share on the exercise date.

STOCK APPRECIATION RIGHTS INDEPENDENT OF NONSTATUTORY STOCK OPTIONS

Grant. The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options (“Independent SARs”).

General Provisions. The terms and conditions of each Independent SAR shall be evidenced by an Incentive Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee.

Exercise. Independent SARs shall be exercisable at such time and subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the Independent SAR grant.

Settlement. Upon exercise of an Independent SAR, the holder shall receive, for each Share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, in the discretion of the Committee or as specified in the Incentive Agreement. The Spread shall be paid within 30 calendar days of the exercise of the Independent SAR. The number of Shares of Common Stock which shall be issuable upon exercise of an Independent SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Independent SAR is exercised multiplied by the Spread in such Shares and (2) is the Fair Market Value of a Share on the exercise date.

RELOAD OPTIONS

At the discretion of the Committee, the Grantee may be granted under an Incentive Agreement, replacement Stock Options under the Plan that permit the Grantee to purchase an additional number of Shares equal to the number of previously owned Shares surrendered by the Grantee to pay for all or a portion of the Option Price upon exercise of his Stock Options. The terms and conditions of such replacement Stock Options shall be set forth in the Incentive Agreement.

SUPPLEMENTAL PAYMENT ON EXERCISE OF NONSTATUTORY STOCK OPTIONS OR STOCK APPRECIATION RIGHTS

The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or Stock Appreciation Right, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option or Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or Stock Appreciation Right and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

RESTRICTED STOCK

AWARD OF RESTRICTED STOCK

Grant. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under the Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee.

Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement.

Immediate Transfer Without Immediate Delivery of Restricted Stock.

Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee, if applicable, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

Shares awarded pursuant to a grant of Restricted Stock may be evidenced in a manner as the Committee shall deem appropriate, including without limitation book entry, Shares issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates), or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired or the Committee may provide for the transfer of the Shares of the Restricted Stock to a transfer agent on behalf of the Grantee pursuant to terms as determined by the Committee to maintain the restricted status of the Shares until vested. If the Company issues a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares, the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE BLACKWATER MIDSTREAM CORP. 2008 INCENTIVE PLAN AND AN INCENTIVE STOCK OPTION AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND BLACKWATER MIDSTREAM CORP. A COPY OF THE PLAN AND INCENTIVE STOCK OPTION AGREEMENT ARE ON FILE IN THE CORPORATE OFFICES OF BLACKWATER MIDSTREAM CORP.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Incentive Agreement.

RESTRICTIONS

Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.

Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

LAPSE OF RESTRICTIONS

Upon the lapse of the forfeiture restrictions as set forth in the Incentive Agreement, the unrestricted Shares shall be evidenced in such manner as determined by the Committee and shall be issued to the Grantee promptly after the restrictions have lapsed in a manner as determined by the Committee in its sole discretion.

SUPPLEMENTAL PAYMENT ON VESTING OF RESTRICTED STOCK

The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

PERFORMANCE UNITS AND PERFORMANCE SHARES

PERFORMANCE BASED AWARDS

Grant. The Committee is authorized to grant Performance Units and Performance Shares to selected Grantees who are Employees, Outside Directors or Consultants. Each grant of Performance Units and/or Performance Shares shall be evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Units or Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Units or Performance Shares and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

Performance Criteria. The Committee may establish performance goals applicable to Performance Shares or Performance Units based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business, and (iii) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial objectives for the Company and its Subsidiaries on a consolidated basis. Performance criteria for a segment of the Company’s business shall relate to the achievement of financial and operating objectives of the segment for which the Grantee is accountable.

Examples of performance criteria shall include one or more of the following pre-tax or after-tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense, maintenance expenses or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein; stock price performance, sales, costs, production volumes, or reserves added. Individual performance criteria shall relate to a Grantee’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance criteria may differ among Grantees. The performance criteria need not be based on an increase or positive result and may include for example, maintaining the status quo or limiting economic loss.

At the beginning of each Performance Period, the Committee shall (i) establish for such Performance Period specific financial or non-financial performance objectives that the Committee believes are relevant to the Company’s business objectives; (ii) determine the value of a Performance Unit or the number of Shares under a Performance Share grant relative to performance objectives; and (iii) notify each Grantee in writing of the established performance objectives and, if applicable, the minimum, target, and maximum value of Performance Units or Performance Shares for such Performance Period.

Modification. If an Incentive Award is intended to meet the Performance Based Exception, the performance criteria shall preclude discretion to increase the amount of compensation payable upon attainment of the goal or other modification of the criteria except as permitted under Code Section 162(m).

Payment. The basis for payment of Performance Units or Performance Shares for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee’s Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit or Performance Share may be based on the degree to which actual performance exceeded the preestablished minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Units or Performance Shares granted at the beginning of the Performance Period times the final Performance Unit or Performance Share value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement, solely in cash or Common Stock, or a combination of cash and Common Stock, following the close of the applicable Performance Period.

Special Rule For Covered Employees. No later than the ninetieth (90th) day following the beginning of a Performance Period (or twenty-five percent (25%) of the Performance Period) the Committee shall establish performance criteria as described in SECTION 4.1 applicable to Performance Shares or Performance Units awarded to Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Unit or Performance Share granted to an Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall comply with Treasury Regulation Section l.162-27(e)(2) (or its successor). As soon as practicable following the Company’s determination of the Company’s financial results for any Performance Period, the Committee shall certify in writing: (i) whether the Company achieved its minimum performance for the objectives for the Performance Period, (ii) the extent to which the Company achieved its performance objectives for the Performance Period, (iii) any other terms that are material to the grant of Performance Awards, and (iv) the calculation of the payments, if any, to be paid to each Grantee for the Performance Period.

SUPPLEMENTAL PAYMENT ON VESTING OF PERFORMANCE UNITS OR PERFORMANCE SHARES

The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as seemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

OTHER STOCK-BASED AWARDS

GRANT OF OTHER STOCK-BASED AWARDS

Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Other types of Stock-Based Awards include, without limitation, Deferred Stock, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.

OTHER STOCK-BASED AWARD TERMS

Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to 50% of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than 50% that is required by any applicable tax or securities law). To the extent that the Company is a Publicly Held Corporation and that a stock appreciation right is intended to qualify for the Performance-Based Exception or to the extent it is intended to be exempt from Code Section 409A, the exercise price per share of Common Stock shall not be less than one hundred percent (100%) of Fair Market Value of a share of Common Stock on the date of the grant of the stock appreciation right.

Performance Criteria and Other Terms. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide for a Supplemental Payment similar to such payment as described in SECTION 4.2.

Payment. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.

Dividends. The Grantee of an Other Stock-Based Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, only if so determined by the Committee and set forth in a separate Incentive Agreement. The Committee may also provide in such Incentive Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Shares of Common Stock.

PROVISIONS RELATING TO PLAN PARTICIPATION

PLAN CONDITIONS

Incentive Agreement. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly-situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

No Right to Employment. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

Securities Requirements. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

TRANSFERABILITY

Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code, “QDRO”; provided, however, that Incentive Stock Options may be transferred pursuant to QDRO only if the Incentive Agreement expressly permits such transfer and provided further, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this SECTION 6.2, and (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.6 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.2

Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.

The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this SECTION 6.2 shall be void and ineffective. All determinations under this SECTION 6.2 shall be made by the Committee in its discretion.

RIGHTS AS A STOCKHOLDER

No Stockholder Rights. Except as otherwise provided in SECTION 3.1(B) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

Representation Of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

LISTING AND REGISTRATION OF SHARES OF COMMON STOCK

The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to registration statement or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award.

During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

CHANGE IN STOCK AND ADJUSTMENTS

Changes in Law or Circumstances. Subject to SECTION 6.7 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code or with respect to any Incentive Award to the extent it does not result in deferred compensation under Code Section 409A unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

Recapitalization of The Company. Subject to SECTION 6.7 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection (c). Notwithstanding the foregoing adjustments pursuant to this paragraph shall be made only if permitted and in accordance with Code Sections 424 and 409A to the extent applicable to an Incentive Award unless otherwise consented to in writing by the Grantee.

Issue of Common Stock by the Company. Except as hereinabove expressly provided in this SECTION 6.5 and subject to SECTION 6.7 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

Assumption Under The Plan of Outstanding Stock Options.

Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining the treatment as a Stock Option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to SECTION 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under SECTION 1.4.

Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of SECTION 6.7 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “CORPORATE EVENT” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), or (iv) if so determined by the Committee, any other “corporate transaction” as defined in Code Sections 424 or Code Section 409A. The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

Notwithstanding the previous paragraph of this SECTION 6.5(F), but subject to the accelerated vesting and other provisions of SECTION 6.7 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Committee, in its discretion, shall have the right and power to:  (i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event but only if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or (ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or (iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this SUBSECTION (F).

TERMINATION OF EMPLOYMENT, DEATH, DISABILITY AND RETIREMENT

Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment (three (3) months for Incentive Stock Options).

Termination of Employment For Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon the termination of Employment due to the Retirement of any Employee who is a Grantee:

(i)           any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

(ii)           any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.

Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon termination of Employment as a result of the Grantee’s Disability or death:

(i)           any nonvested portion of any outstanding Option or other applicable Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

(ii)           any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee’s termination of Employment date.

In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in SECTION 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this SUBSECTION (D) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.

Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required.

CHANGE IN CONTROL

Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:

(a)           all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(b)           all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

(c)           all of the Performance Shares, Performance Units and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

For all purposes of this Plan, a “Change In Control” of the Company means the occurrence of any one or more of the following events:

(a)           The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in clauses (i) and (ii) SECTION 6.7(C) (below) are satisfied;

(b)           Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)           Approval by the shareholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

(d)           The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than 50% of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, AND (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company;

(e)           The adoption of any plan or proposal for the liquidation or dissolution of the Company; or

(f)           Any other event that a majority of the Board, in its sole discretion, determines to constitute a Change in Control hereunder.

Notwithstanding the occurrence of any of the foregoing events set out in this SECTION 6.7 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board prior to the occurrence of an event that otherwise would be, or reasonably lead to, a Change in Control, or after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change in Control.

FINANCING

To the extent permitted by the Sarbanes-Oxley Act of 2002 and other applicable law, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.

GENERAL

EFFECTIVE DATE AND GRANT PERIOD

This Plan is adopted by the Board effective as of the Effective Date, subject to the approval of the stockholders of the Company within twelve (12) months from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained within the permissible time frame then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. No Incentive Award may be granted under the Plan after ten (10) years from the Effective Date.

FUNDING AND LIABILITY OF COMPANY

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

WITHHOLDING TAXES

Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.

Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

Loans. To the extent permitted by the Sarbanes-Oxley Act of 2002 and other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.

NO GUARANTEE OF TAX CONSEQUENCES

Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

DESIGNATION OF BENEFICIARY BY GRANTEE

Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

DEFERRALS

The Committee may permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units, Performance Shares or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent required for tax deferral of compensation under the Code.

AMENDMENT AND TERMINATION

The Board shall have the power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in SECTION 6.5, increase the maximum number of Shares which may be issued under the Plan pursuant to SECTION 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan, (c) extend the term of the Plan, or, if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s stockholders.

REQUIREMENTS OF LAW

Governmental Entities and Securities Exchanges. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Committee may in its discretion refuse to issue or transfer any Shares or other consideration under an Incentive Award if it determines that the issuance or transfer of such Shares or other consideration might violate applicable laws including, but not limited to, compliance with black out periods required pursuant to applicable law or Company policies. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

Securities Act Rule 701. If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701(e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this SUBSECTION 7.8(B) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this SUBSECTION 7.8(B), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, chief executive officer, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.

RULE 16B-3 SECURITIES LAW COMPLIANCE FOR INSIDERS

If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

COMPLIANCE WITH CODE SECTION 162(M) FOR PUBLICLY HELD CORPORATION

If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception, except for grants of Nonstatutory Stock Options with an Option Price set at less than the Fair Market Value of a Share on the date of grant. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

SUCCESSORS TO COMPANY

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

MISCELLANEOUS PROVISIONS

No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

The expenses of the Plan shall be borne by the Company.

By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

SEVERABILITY

In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

GENDER, TENSE AND HEADINGS

Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

GOVERNING LAW

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Nevada without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

CODE SECTION 409A

To the extent that any Incentive Award is deferred compensation subject to Code Section 409A, as determined by the Committee, the Incentive Agreement shall comply with the requirements of Code Section 409A in a manner as determined by the Committee in its sole discretion including, but not limited to, using the more restrictive definition of Change in Control as provided in Code Section 409A to the extent that it is more restrictive than as defined in the Plan, using the more restrictive definition of Disability or disabled as provided in Code Section 409A and specifying a time and form of payment schedule. In addition if any Incentive Award constitutes deferred compensation under Section 409A of the Code (a “SECTION 409A PLAN”), then the Incentive Award shall be subject to the following requirements, if and to the extent required to comply with Code Section 409A, and as determined by the Committee and specified in the Incentive Agreement:

Payments under the Section 409A Plan may not be made earlier than (i) the Grantee’s separation from service, (ii) the date the Grantee becomes disabled, (iii) the Grantee’s death, (iv) a specified time (or pursuant to a fixed schedule) specified in the Incentive Agreement at the date of the deferral of such compensation, (v) a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or (vi) the occurrence of an unforeseeable emergency;

The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

In the case of any Grantee who is specified employee, a distribution on account of a separation from service may not be made before the date which is six months after the date of the Grantee’s separation from service (or, if earlier, the date of the Grantee’s death).

For purposes of the foregoing, the terms “Separation From Service” and “Specified Employee”, all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Incentive Award as determined by the Committee.

* * * * *

The foregoing Blackwater Midstream Corp. 2008 Incentive Plan was adopted by the Board of Directors of the Company on May 7, 2008 subject to approval by the Shareholders of the Company on or before May 7, 2009.

BLACKWATER MIDSTREAM CORP.

/S/ CHRISTOPHER A. WILSON
Name: Christopher A. Wilson
Title: Chairman of the Board and CEO

FORM OF INCENTIVE STOCK OPTION AGREEMENT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

BLACKWATER MIDSTREAM CORP.
2008 INCENTIVE PLAN
NOTICE OF INCENTIVE STOCK OPTION GRANT

BLACKWATER MIDSTREAM CORP. (the “Company”) hereby grants you the following Option to purchase shares of its common stock (“Shares”). The terms and conditions of this Option are set forth in the Incentive Stock Option Agreement (“Incentive Option Agreement”) that follows and the BLACKWATER MIDSTREAM CORP. 2008 Incentive Plan (the “Plan”), both of which are attached to and made a part of this document. This page is meant to be a cover page for informational purposes only, in the event any of the terms hereon are in conflict with the Incentive Option Agreement and/or the Plan, the terms of the Incentive Option Agreement and/or the Plan shall supersede the information on this page.

DATE OF GRANT:

NAME OF OPTIONEE:

NUMBER OF OPTION SHARES:

EXERCISE PRICE PER SHARE:	$

VESTING START DATE:

TYPE OF OPTION:	/X/ Incentive Stock Option	/ / Nonqualified StockOption

VESTING SCHEDULE:	Decided by resolution of the Board of Directors.

PAYMENT FORMS:
By cash, cash equivalents, or Shares owned by the Optionee for at least six months, and if the Company’s Shares become publicly traded, by “cashless” exercise, as set forth in the Stock Option Agreement.

BLACKWATER MIDSTREAM CORP.
INCENTIVE STOCK OPTION AGREEMENT
OPTIONEE:

1.
GRANT OF STOCK OPTION. As of the DATE OF GRANT (identified in Section 19 below), Blackwater Midstream Corp., a California corporation (the “COMPANY”), hereby grants an Incentive Stock Option (the “OPTION”) to the Optionee (identified above), an employee of the Company, to purchase the number of shares of the Company’s common stock, $0.50 par value per share (the “COMMON STOCK”), identified in Section 19 below (the “SHARES”), subject to the terms and conditions of this agreement (the “AGREEMENT”) and the Company’s 2008 Incentive Plan effective May 7, 2008 (the “PLAN”), which is hereby incorporated herein in its entirety by reference. The Shares, when issued to the Optionee upon the exercise of the Option, shall be fully paid and nonassessable. The Option is an “incentive stock option” as defined in Section 422 of the Internal Revenue Code.

2.
DEFINITIONS. All capitalized terms used herein shall have the meanings set forth in the Plan unless otherwise specifically provided herein. Section 19 below sets forth meanings for various capitalized terms used in this Agreement.

3.
OPTION TERM. The Option shall commence on the Date of Grant (identified in Section 19 below) and terminate on the date immediately prior to the tenth (10th) anniversary of the Date of Grant. The period during which the Option is in effect and may be exercised is referred to herein as the “OPTION PERIOD”.

4.	OPTION PRICE. The Option Price per Share is identified in Section 19 below.

5.
VESTING. The total number of Shares subject to this Option shall vest in accordance with the VESTING SCHEDULE (identified in Section 19 below). The Shares may be purchased at any time after they become vested, in whole or in part, during the Option Period; provided, however, the Option may only be exercisable to acquire whole Shares. The right of exercise provided herein shall be cumulative so that if the Option is not exercised to the maximum extent permissible after vesting, the vested portion of the Option shall be exercisable, in whole or in part, at any time during the Option Period.

6.
METHOD OF EXERCISE. The Option is exercisable by delivery of a written notice to the attention of the Chief Financial Officer of the Company at the address for notices to the Company provided below, signed by the Optionee, specifying the number of Shares to be acquired on, and the effective date of, such exercise. The Optionee may withdraw notice of exercise of this Option, in writing, at any time prior to the close of business on the business day preceding the proposed exercise date.

7.
METHOD OF PAYMENT. The Option Price upon exercise of the Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value (as defined in the Plan) at the time of exercise equal to the total Option Price (provided that the Shares must have been held by the Optionee for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Board of Directors or Compensation Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (as determined pursuant to Section 2.3 of the Plan), or (iv) subject to prior approval by the Board of Directors or Compensation Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Chief Financial Officer of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents as the Chief Financial Officer may require. If the payment of the Option Price is remitted partly in Shares, the balance of the payment of the Option Price shall be paid in either cash, certified check, bank cashiers’ check, or by wire transfer.

The Board of Directors or Compensation Committee, in its discretion, may allow (i) a “cashless exercise” as permitted under Federal Reserve Board’s Regulation T, 12 CFR Part 220 (or its successor), and subject to applicable securities law restrictions and tax withholdings, or (ii) any other means of exercise which the Board of Directors or Compensation Committee, in its discretion, determines to be consistent with the Plan’s purpose and applicable law.

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to or on behalf of the Optionee, in the name of the Optionee or other appropriate recipient, Share certificates for the number of Shares purchased under the Option. Such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Optionee or other appropriate recipient.

8.
RESTRICTIONS ON EXERCISE. The Option may not be exercised if the issuance of such Shares or the method of payment of the consideration for such Shares would constitute a violation of any applicable federal or state securities or other laws or regulations, including any such laws or regulations or Company policies respecting blackout periods, or any rules or regulations of any stock exchange on which the Common Stock may be listed.

9.	TERMINATION OF EMPLOYMENT. Voluntary or involuntary termination of Employment and the death or Disability of Optionee shall affect Optionee’s rights under the Option as follows:

(a)
TERMINATION FOR CAUSE. The vested and non-vested portions of the Option shall expire on 12:01 am. (PT) on the date of termination of Employment and shall not be exercisable to any extent if Optionee’s Employment with the Company is terminated for Cause (as defined in the Plan at the time of such termination of Employment).

(b)
OTHER INVOLUNTARY TERMINATION OR VOLUNTARY TERMINATION. If Optionee’s Employment with the Company is terminated for any reason other than for Cause, retirement, death or Disability (as defined in the Plan at the time of termination of Employment), then (i) the non-vested portion of the Option shall immediately expire on the termination date (ii) the vested portion of the Option shall expire to the extent not exercised within three (3) months after the date of such termination of Employment. In no event may the Option be exercised by anyone after the earlier of (A) the expiration of the Option Period or (B) three (3) months after termination of Employment.

(c)
DEATH OR DISABILITY. If Optionee’s Employment with the Company is terminated by death or Disability, then the vesting of the Option will be accelerated and the entire Option shall be 100% vested on the date of termination of Employment and shall expire 365 calendar days after the date of such termination of Employment to the extent not exercised by Optionee or, in the case of death, by the person or persons to whom Optionee’s rights under the Option have passed by will or by the laws of descent and distribution or, in the case of Disability, by Optionee’s legal representative. In no event may the Option be exercised by anyone after the earlier of (i) the expiration of the Option Period or (ii) 365 days after Optionee’s death or termination of Employment due to Disability.

(d)
RETIREMENT. In the event of termination due to retirement, the vested portion of the Option shall expire on the earlier of (i) the Option Period or (ii) three (3) months after the date of retirement, and the unvested portion of the Option shall expire.

(e)
CHANGE OF CONTROL. In the event of a “Change in Control” of the Company (as defined below) the vesting of the Option will be accelerated and the entire Option shall be 100% vested as of the date immediately preceding a Change in Control and the Option may be accelerated and the Option shall otherwise be affected as provided in the Plan at such time. For the purposes of this Agreement, a “Change in Control” of the Company shall include any event as defined in the Plan, and the Board has determined that pursuant to Section 6.7(f) of the Plan, a “Change in Control” of the Company shall also include any other event that constitutes a “Change in Control” of the Company as defined in the Optionee’s Termination Agreement with the Company.

10.
QUALIFICATION AS AN INCENTIVE STOCK OPTION. The Optionee understands that the Option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code. The Optionee must meet certain holding periods under Section 422(a) of the Code to obtain the federal income tax treatment applicable to the exercise of incentive stock options and the disposition of Shares acquired thereby. The Optionee further understands that the exercise price of Shares subject to this Option has been set by the Board of Directors or the Compensation Committee at a price that the Board of Directors or the Compensation Committee determined to be not less than 100% (or, if the Optionee, at the Date of Grant, owned more than 10% of the total combined voting power of the Company’s outstanding voting securities, 110%) of the Fair Market Value, as determined in accordance with the Plan, of a share of Common Stock on the Date of Grant. The Optionee further understands and agrees, however, that neither the Company nor the Board of Directors or the Compensation Committee shall be liable or responsible for any additional tax liability incurred by the Optionee in the event that the Internal Revenue Service for any reason determines that this Option does not qualify as an “incentive stock option” within the meaning of the Code.

11.
INDEPENDENT LEGAL AND TAX ADVICE. Optionee acknowledges that the Company has advised Optionee to obtain independent legal and tax advice regarding the grant and exercise of the Option and the disposition of any Shares acquired thereby.

12.
REORGANIZATION OF COMPANY. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

13.
ADJUSTMENT OF SHARES. In the event of stock dividends, spin-offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events involving Company, appropriate adjustments shall be made to the terms and provisions of this Option as provided in the Plan.

14.	NO RIGHTS IN SHARES. Optionee shall have no rights as a stockholder in respect of the Shares until the Optionee becomes the record holder of such Shares.

15.
INVESTMENT REPRESENTATION. Optionee will enter into such written representations, warranties and agreements as Company may reasonably request in order to comply with any federal or state securities law. Moreover, any stock certificate for any Shares issued to Optionee hereunder may contain a legend restricting their transferability as determined by the Company in its discretion. Optionee agrees that Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of Shares hereunder to comply with any law, rule or regulation that applies to the Shares subject to the Option.

16.	NO GUARANTEE OF EMPLOYMENT. The Option shall not confer upon Optionee any right to continued Employment with the Company or any subsidiary or affiliate thereof.

17.
WITHHOLDING OF TAXES. This Option is subject to and the Company shall have the right to take any action as may be necessary or appropriate to satisfy any federal, state, or local tax withholding obligations, including at the Board of Directors or the Compensation Committee’s discretion, to make deductions from the number of Shares otherwise deliverable upon exercise of the Option in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law.

18.	GENERAL.

(a)
NOTICES. All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their signatures below or at such other address as may be designated in writing by either of the parties to one another. Notices shall be effective upon receipt.

(b)	SHARES RESERVED. Company shall at all times during the Option Period reserve and keep available under the Plan such number of Shares as shall be sufficient to satisfy the requirements of this Option.

(c)
NONTRANSFERABILITY OF OPTION. The Option granted pursuant to this Agreement is not transferable other than by will, the laws of descent and distribution or by a qualified domestic relations order (as defined in Section 414(p) of the Internal Revenue Code). The Option will be exercisable during Optionee’s lifetime only by Optionee or by Optionee’s legal representative in the event of Optionee’s Disability. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities, obligations or torts of Optionee.

(d)	AMENDMENT AND TERMINATION. No amendment, modification or termination of the Option or this Agreement shall be made at any time without the written consent of Optionee and Company.

(e)
NO GUARANTEE OF TAX CONSEQUENCES. The Company and the Board of Directors or the Compensation Committee make no commitment or guarantee that any federal or state tax treatment will apply or be available to any person eligible for benefits under the Option. The Optionee has been advised and been provided the opportunity to obtain independent legal and tax advice regarding the grant and exercise of the Option and the disposition of any Shares acquired thereby.

(f)
SEVERABILITY. In the event that any provision of this Agreement shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Agreement, and the Agreement shall be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included herein.

(g)
SUPERSEDES PRIOR AGREEMENTS. This Agreement shall supersede and replace all prior agreements and understandings, oral or written, between the Company and the Optionee regarding the grant of the Options covered hereby.

(h)
GOVERNING LAW. The Option shall be construed in accordance with the laws of the State of California without regard to its conflict of law provisions, to the extent federal law does not supersede and preempt California law.

19.	DEFINITIONS AND OTHER TERMS. The following capitalized terms shall have those meanings set forth opposite them:

(a)	Optionee:
(b)	Type of Option:	Incentive Stock Option
(c)	Date of Grant:
(d)	Vesting Start Date:
(e)	Shares:	_____ shares of the Company’s Common Stock
(f)	Option Price:	$.
(g)	Vesting Schedule:	Options for Shares shall vest as follows: Decided by resolution of the Board of Directors.

IN WITNESS WHEREOF, the Company has, as of ____________, 200_, caused this Agreement to be executed on its behalf by its duly authorized officer, and Optionee has hereunto executed this Agreement as of the same date.

BLACKWATER MIDSTREAM CORP.	OPTIONEE

By:___________________________________	___________________________________
________________, President

Address for Notices to the Company:	Address for Notices to Optionee:

4006 Highway 44	___________________________________
Garyville, Louisiana 70076	___________________________________

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

Blackwater Midstream Corp.
4006 Highway 44
Garyville, Indiana 70076
Attn:  Chief Financial Officer

Re:           Exercise of Incentive Stock Option

Dear Sir or Madam:

Pursuant to the Incentive Stock Option Agreement dated _________, 200__ (the “STOCK OPTION AGREEMENT”), I hereby elect to purchase _____________ shares of the Common Stock of the Company (“COMMON STOCK”) at the aggregate exercise price of $____________. I enclose the following documents (check all that are applicable):

☐           My check in the amount of $___________.

☐           Other (specify):___________________________

The Common Stock is to be issued and registered in the name(s) of:

_______________________________________

_______________________________________

I UNDERSTAND THAT THERE MAY BE TAX CONSEQUENCES AS A RESULT OF THE PURCHASE OR DISPOSITION OF THE COMMON STOCK, I HAVE CONSULTED WITH ANY TAX CONSULTANT I DESIRED TO CONSULT, AND I AM NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. I understand that my exercise is governed by my Incentive Stock Option Agreement and agree to abide by and be bound by its terms and conditions. I represent that the Common Stock is being acquired solely for my own account and not as a nominee for any other party, or for investment, and that I will not offer, sell or otherwise dispose of any such Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or the securities laws of any state.

Dated: _____________, 200_.

_________________________________________
(Signature)

_________________________________________
(Please Print Name)

_________________________________________
(Address)

FORM OF NONQUALIFIED STOCK OPTION AGREEMENT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

BLACKWATER MIDSTREAM CORP.
2008 INCENTIVE PLAN
NOTICE OF NONQUALIFIED STOCK OPTION GRANT

BLACKWATER MIDSTREAM CORP. (the “Company”) hereby grants you the following Option to purchase shares of its common stock (“Shares”). The terms and conditions of this Option are set forth in the Stock Option Agreement (“Stock Option Agreement”) that follows and the BLACKWATER MIDSTREAM CORP. 2008 Incentive Plan (the “Plan”), both of which are attached to and made a part of this document. This page is meant to be a cover page for informational purposes only, in the event any of the terms hereon are in conflict with the Stock Option Agreement and/or the Plan, the terms of the Stock Option Agreement and/or the Plan shall supersede the information on this page.

DATE OF GRANT:	___________, 200_

NAME OF OPTIONEE:

NUMBER OF OPTION SHARES:

EXERCISE PRICE PER SHARE:	$

VESTING START DATE:	___________, 200_

TYPE OF OPTION:	/ / Incentive Stock Option	/X/ Nonqualified StockOption

VESTING SCHEDULE:	Decided by resolution of the Board of Directors.

PAYMENT FORMS:
By cash, cash equivalents, or Shares owned by the Optionee for at least six months, and if the Company’s Shares become publicly traded, by “cashless” exercise, as set forth in the Stock Option Agreement.

BLACKWATER MIDSTREAM CORP.
NONQUALIFIED STOCK OPTION AGREEMENT
OPTIONEE:

1.
GRANT OF STOCK OPTION. As of the DATE OF GRANT (identified in Section 19 below), Blackwater Midstream Corp., a California corporation (the “COMPANY”), hereby grants a Nonqualified Stock Option (the “Option”) to the Optionee (identified above), an employee of the Company, to purchase the number of shares of the Company’s common stock, $ par value per share (the “COMMON STOCK”), identified in Section 19 below (the “SHARES”), subject to the terms and conditions of this agreement (the “STOCK OPTION AGREEMENT”) and the Company’s 2008 Incentive Plan effective ___________________, 200_ (the “Plan”), which is hereby incorporated herein in its entirety by reference. The Shares, when issued to the Optionee upon the exercise of the Option, shall be fully paid and nonassessable. The Option is not an “incentive stock option” as defined in Section 422 of the Internal Revenue Code.

2.
DEFINITIONS. All capitalized terms used herein shall have the meanings set forth in the Plan unless otherwise specifically provided herein. Section 19 below sets forth meanings for various capitalized terms used in this Agreement.

3.
OPTION TERM. The Option shall commence on the Date of Grant (identified in Section 19 below) and terminate on the date immediately prior to the tenth (10th) anniversary of the Date of Grant. The period during which the Option is in effect and may be exercised is referred to herein as the “OPTION PERIOD”.

4.	OPTION PRICE. The Option Price per Share is identified in Section 19 below.

5.
VESTING. The total number of Shares subject to this Option shall vest in accordance with the VESTING SCHEDULE (identified in Section 19 below). The Shares may be purchased at any time after they become vested, in whole or in part, during the Option Period; provided, however, the Option may only be exercisable to acquire whole Shares. The right of exercise provided herein shall be cumulative so that if the Option is not exercised to the maximum extent permissible after vesting, the vested portion of the Option shall be exercisable, in whole or in part, at any time during the Option Period.

6.
METHOD OF EXERCISE. The Option is exercisable by delivery of a written notice (a form of which is attached hereto) to the attention of the Chief Financial Officer of the Company at the address for notices to the Company provided below, signed by the Optionee, specifying the number of Shares to be acquired on, and the effective date of, such exercise. The Optionee may withdraw notice of exercise of this Option, in writing, at any time prior to the close of business on the business day preceding the proposed exercise date.

7.
METHOD OF PAYMENT. The Option Price upon exercise of the Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Board of Directors or the Compensation Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value (as defined in the Plan) at the time of exercise equal to the total Option Price (provided that the Shares must have been held by the Optionee for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Board of Directors or the Compensation Committee in  its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (as determined pursuant to Section 2.3 of the Plan), or (iv) subject to prior approval by the Board of Directors or the Compensation Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Chief Financial Officer of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents as the Chief Financial Officer may require. If the payment of the Option Price is remitted partly in Shares, the balance of the payment of the Option Price shall be paid in either cash, certified check, bank cashiers’ check, or by wire transfer.

The Board of Directors or the Compensation Committee, in its discretion, may allow (i) a “cashless exercise” as permitted under Federal Reserve Board’s Regulation T, 12 CFR Part 220 (or its successor), and subject to applicable securities law restrictions and tax withholdings, or (ii) any other means of exercise which the Board of Directors or the Compensation Committee, in its discretion, determines to be consistent with the Plan’s purpose and applicable law.

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to or on behalf of the Optionee, in the name of the Optionee or other appropriate recipient, Share certificates for the number of Shares purchased under the Option. Such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Optionee or other appropriate recipient.

8.
RESTRICTIONS ON EXERCISE. The Option may not be exercised if the issuance of such Shares or the method of payment of the consideration for such Shares would constitute a violation of any applicable federal or state securities or other laws or regulations, including any such laws or regulations or Company policies respecting blackout periods, or any rules or regulations of any stock exchange on which the Common Stock may be listed.

9.	TERMINATION OF EMPLOYMENT. Voluntary or involuntary termination of Employment and the death or Disability of Optionee shall affect Optionee’s rights under the Option as follows:

(a)
TERMINATION FOR CAUSE. The vested and non-vested portions of the Option shall expire on 12:01 am. (Pacific Time) on the date of termination of Employment and shall not be exercisable to any extent if Optionee’s Employment with the Company is terminated for Cause (as defined in the Plan at the time of such termination of Employment).

(b)
OTHER INVOLUNTARY TERMINATION OR VOLUNTARY TERMINATION. If Optionee’s Employment with the Company is terminated for any reason other than for Cause, retirement, death or Disability (as defined in the Plan at the time of termination of Employment), then (i) the non-vested portion of the Option shall immediately expire on the termination date (ii) the vested portion of the Option shall expire to the extent not exercised within three (3) months after the date of such termination of Employment. In no event may the Option be exercised by anyone after the earlier of (A) the expiration of the Option Period or (B) three (3) months after termination of Employment.

(c)
DEATH OR DISABILITY. If Optionee’s Employment with the Company is terminated by death or Disability, then the vesting of the Option will be accelerated and the entire Option shall be 100% vested on the date of termination of Employment and shall expire 365 calendar days after the date of such termination of Employment to the extent not exercised by Optionee or, in the case of death, by the person or persons to whom Optionee’s rights under the Option have passed by will or by the laws of descent and distribution or, in the case of Disability, by Optionee’s legal representative. In no event may the Option be exercised by anyone after the earlier of (i) the expiration of the Option Period or (ii) 365 days after Optionee’s death or termination of Employment due to Disability.

(d)
RETIREMENT. In the event of termination due to retirement, the vested portion of the Option shall expire on the earlier of (i) the Option Period or (ii) three (3) months after the date of retirement, and the unvested portion of the Option shall expire.

(e)
CHANGE OF CONTROL. In the event of a “Change in Control” of the Company (as defined below) the vesting of the Option will be accelerated and the entire Option shall be 100% vested as of the date immediately preceding a Change in Control and the Option may be accelerated and the Option shall otherwise be affected as provided in the Plan at such time. For the purposes of this Agreement, a “Change in Control” of the Company shall include any event as defined in the Plan, and the Board has determined that pursuant to Section 6.7(f) of the Plan, a “Change in Control” of the Company shall also include any other event that constitutes a “Change in Control” of the Company as defined in the Optionee’s Termination Agreement with the Company.

10.
NON-QUALIFICATION AS AN INCENTIVE STOCK OPTION. The Optionee understands that the Option is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code. The Optionee further understands and agrees, that neither the Company nor the Board of Directors or the Compensation Committee shall be liable or responsible for any additional tax liability incurred by the Optionee because this Option is not an “incentive stock option” within the meaning of the Code.

11.
INDEPENDENT LEGAL AND TAX ADVICE. Optionee acknowledges that the Company has advised Optionee to obtain independent legal and tax advice regarding the grant and exercise of the Option and the disposition of any Shares acquired thereby.

12.
REORGANIZATION OF COMPANY. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

13.
ADJUSTMENT OF SHARES. In the event of stock dividends, spin-offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events involving Company, appropriate adjustments shall be made to the terms and provisions of this Option as provided in the Plan.

14.	NO RIGHTS IN SHARES. Optionee shall have no rights as a stockholder in respect of the Shares until the Optionee becomes the record holder of such Shares.

15.
INVESTMENT REPRESENTATION. Optionee will enter into such written representations, warranties and agreements as Company may reasonably request in order to comply with any federal or state securities law. Moreover, any stock certificate for any Shares issued to Optionee hereunder may contain a legend restricting their transferability as determined by the Company in its discretion. Optionee agrees that Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of Shares hereunder to comply with any law, rule or regulation that applies to the Shares subject to the Option.

16.	NO GUARANTEE OF EMPLOYMENT. The Option shall not confer upon Optionee any right to continued Employment with the Company or any subsidiary or affiliate thereof.

17.
WITHHOLDING OF TAXES. This Option is subject to and the Company shall have the right to take any action as may be necessary or appropriate to satisfy any federal, state, or local tax withholding obligations, including at the Board of Directors or the Compensation Committee’s discretion, to make deductions from the number of Shares otherwise deliverable upon exercise of the Option in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law.

18.	GENERAL.

(a)
NOTICES. All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their signatures below or at such other address as may be designated in writing by either of the parties to one another. Notices shall be effective upon receipt.

(b)	SHARES RESERVED. Company shall at all times during the Option Period reserve and keep available under the Plan such number of Shares as shall be sufficient to satisfy the requirements of this Option.

(c)
NONTRANSFERABILITY OF OPTION. The Option granted pursuant to this Agreement is not transferable other than by will, the laws of descent and distribution or by a qualified domestic relations order (as defined in Section 414(p) of the Internal Revenue Code). The Option will be exercisable during Optionee’s lifetime only by Optionee or by Optionee’s legal representative in the event of Optionee’s Disability. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities, obligations or torts of Optionee.

(d)	AMENDMENT AND TERMINATION. No amendment, modification or termination of the Option or this Agreement shall be made at any time without the written consent of Optionee and Company.

(e)
NO GUARANTEE OF TAX CONSEQUENCES. The Company and the Board of Directors or the Compensation Committee make no commitment or guarantee that any federal or state tax treatment will apply or be available to any person eligible for benefits under the Option. The Optionee has been advised and been provided the opportunity to obtain independent legal and tax advice regarding the grant and exercise of the Option and the disposition of any Shares acquired thereby.

(f)
SEVERABILITY. In the event that any provision of this Agreement shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Agreement, and the Agreement shall be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included herein.

(g)
SUPERSEDES PRIOR AGREEMENTS. This Agreement shall supersede and replace all prior agreements and understandings, oral or written, between the Company and the Optionee regarding the grant of the Options covered hereby.

(h)
GOVERNING LAW. The Option shall be construed in accordance with the laws of the State of California without regard to its conflict of law provisions, to the extent federal law does not supersede and preempt California law.

19.	DEFINITIONS AND OTHER TERMS. The following capitalized terms shall have those meanings set forth opposite them:

(a)	Optionee:
(b)	Type of Option:	Nonqualified Stock Option
(c)	Date of Grant:	___________, 200_
(d)	Vesting Start Date:	___________, 200_
(e)	Shares:	_____ shares of the Company’s Common Stock
(f)	Option Price:	$. per share
(g)	Vesting Schedule:	Options for Shares shall vest as follows: Decided by resolution of the Board of Directors

IN WITNESS WHEREOF, the Company has, as of ___________________, 200_, caused this Stock Option Agreement to be executed on its behalf by its duly authorized officer, and Optionee has hereunto executed this Stock Option Agreement as of the same date.

BLACKWATER MIDSTREAM CORP.	OPTIONEE

By:___________________________________	___________________________________
________________, President

Address for Notices to the Company:	Address for Notices to Optionee:

4006 Highway 44	___________________________________
Garyville, Louisiana 70076	___________________________________

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

Blackwater Midstream Corp.
4004 Highway 44
Garyville, Louisiana 70076
Attn:  Chief Financial Officer

Re:  Exercise of Nonqualified Stock Option

Dear Sir or Madam:

Pursuant to the Nonqualified Stock Option Agreement dated ___________________, 200_ (the “STOCK OPTION AGREEMENT”), I hereby elect to purchase _____________ shares of the Common Stock of the Company (“COMMON STOCK”) at the aggregate exercise price of $____________. I enclose the following documents (check all that are applicable):

☐           My check in the amount of $___________.

☐           Other (specify):_______________________________

The Common Stock is to be issued and registered in the name(s) of:

___________________________________________

___________________________________________

I UNDERSTAND THAT THERE MAY BE TAX CONSEQUENCES AS A RESULT OF THE PURCHASE OR DISPOSITION OF THE COMMON STOCK, I HAVE CONSULTED WITH ANY TAX CONSULTANT I DESIRED TO CONSULT, AND I AM NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. I understand that my exercise is governed by my Nonqualified Stock Option Agreement and agree to abide by and be bound by its terms and conditions. I represent that the Common Stock is being acquired solely for my own account and not as a nominee for any other party, or for investment, and that I will not offer, sell or otherwise dispose of any such Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or the securities laws of any state.

Dated: _____________, 200_.

_________________________________________
(Signature)

_________________________________________
(Please Print Name)

_________________________________________
(Address)

FORM OF RESTRICTED SHARE AGREEMENT

GRANT NO.: _______

BLACKWATER MIDSTREAM CORP.
2008 INCENTIVE PLAN
RESTRICTED SHARE AGREEMENT

Blackwater Midstream Corp., a Nevada corporation (the “Company”), grants shares of common stock, $.001 par value (the “Shares”), of the Company to the Grantee named below, subject to the vesting conditions set forth in the attachment. Additional terms and conditions of the grant are set forth in this cover sheet, in the attachment, and in the Company’s 2008 Incentive Plan (the “Plan”).

Grant Date	__________________, 200__

Name of Grantee	_________________________________________________

Grantee’s Social Security Number	_____-____-_____

Number of Shares Covered by Grant	______________

Purchase Price per Share	$_____.___

Manner of Payment (check appropriate space)	____ cash/check ____ services

BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED. YOU ACKNOWLEDGE THAT YOU HAVE CAREFULLY REVIEWED THE PLAN, AND AGREE THAT THE PLAN WILL CONTROL IN THE EVENT ANY PROVISION OF THIS AGREEMENT SHOULD APPEAR TO BE INCONSISTENT.

Grantee:

_______________________________________
(Signature)

Company:

_______________________________________
(Signature)
Title:

ATTACHMENTS

BLACKWATER MIDSTREAM CORP.
2008 INCENTIVE PLAN
RESTRICTED SHARE AGREEMENT

RESTRICTED SHARES/ NONTRANSFERABILITY
This grant is an award of Shares in the number of Shares   set forth on the cover sheet, at the Purchase Price set forth on the cover sheet, and subject to the vesting conditions described below (“Restricted Shares”). The purchase price for the Restricted Shares may be paid in either cash or check made payable to the Company, or may be deemed paid by your services to the Company (if approved by the Board of Directors or committee administering the Plan). To the extent not yet vested, your Restricted Shares may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the Restricted Shares be made subject to execution, attachment or similar process.

ISSUANCE AND VESTING
The Company will issue your Restricted Shares in your name as of the Grant Date.

Your right to the Shares under this Restricted Share Agreement grant vests as to the total number of Shares covered by this grant, as shown on the cover sheet, on the first anniversary of the Grant Date (an “Anniversary Date”), provided you then continue in Service. If, however, you are restricted from selling Shares on the Anniversary Date pursuant to the Company’s policy on insider trading, your Shares that would have vested on that vesting date will vest on the first date that is during a window period in which Company insiders are not restricted from selling Shares.

Your right to the Shares under this Restricted Share Agreement will become fully vested on your termination of Services due to death or disability (or such other conditions permitted by a written employment agreement with the Company). No additional Shares will vest after your Service has terminated for any reason.

FORFEITURE OF UNVESTED SHARES
In the event that your Service terminates for any reason other than death or disability, you will forfeit to the Company all of the Shares subject to this grant that have not yet vested (unless otherwise provided in your employment agreement).

ESCROW
The certificates for the Restricted Shares shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as EXHIBIT A. The deposited certificates shall remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to the Company, you shall be issued an instrument of deposit acknowledging the number of Shares delivered in escrow to the Secretary of the Company.

All regular cash dividends on the Shares (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow. However, in the event of any dividend, split, recapitalization or other change affecting the Company’s outstanding Shares as a class effected without receipt of consideration or in the event of a split, a dividend or a similar change in the Shares, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent the Shares are at the time subject to the escrow requirements hereof.

As your interest in the Shares vests, as described above, the certificates for such vested Shares shall be released from escrow and delivered to you, at your request, within 30 days of their vesting.

WITHHOLDING TAXES
You agree, as a condition of this grant, that you will make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the vesting of Shares acquired under this grant. In the event that the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the vesting of Shares arising from this grant, the Company shall have the right to require such payments from you, or withhold such amounts from other payments due to you from the Company or any Affiliate.

SECTION 83(B) ELECTION
Under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the difference between the purchase price paid for the Shares and their fair market value on the date any forfeiture restrictions applicable to such Shares lapse will be reportable as ordinary income at that time. For this purpose, “forfeiture restrictions” include the forfeiture of unvested Shares that is described above. You may elect to be taxed at the time the Shares are acquired, rather than when such Shares cease to be subject to such forfeiture restrictions, by filing an election under Code Section 83(b) with the Internal Revenue Service within thirty (30) days after the Grant Date. You will have to make a tax payment to the extent the Purchase Price is less than the fair market value of the Shares on the Grant Date. No tax payment will have to be made to the extent the Purchase Price is at least equal to the fair market value of the shares on the Grant Date. The form for making this election is attached as EXHIBIT B hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you (in the event the fair market value of the shares as of the vesting date exceeds the purchase price) as the forfeiture restrictions lapse.

YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(B), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE ANY CODE SECTION 83(B) ELECTION.

RETENTION RIGHTS
This Agreement does not give you the right to be retained by the Company (or any parent, Subsidiaries or Affiliates) in any capacity. The Company (and any parent, Subsidiaries or Affiliates) reserves the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS
You have the right to vote the Restricted Shares and to receive any dividends declared or paid on such Shares. Any distributions you receive as a result of any split, dividend, combination of Shares or other similar transaction shall be deemed to be a part of the Restricted Shares and subject to the same conditions and restrictions applicable thereto. Except as described in the Plan, no adjustments are made for dividends or other rights if the applicable record date occurs before your share certificate is issued.

ADJUSTMENTS
In the event of a split, a dividend or a similar change in the Shares, the number of Shares covered by this grant may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your Restricted Shares shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS
All certificates representing the Shares issued in connection with this grant shall, where applicable, have endorsed thereon the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

APPLICABLE LAW
This Agreement will be interpreted and enforced under the laws of the State of Nevada, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

THE PLAN
The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan, and have the meaning set forth in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this grant of Restricted Shares. Any prior agreements, commitments or negotiations concerning this grant are superseded.

DATA PRIVACY
In order to administer the Plan, the Company may process personal data about you. Such data includes, but is not limited to, the information provided in this Agreement and any changes thereto, other appropriate personal and financial data about you such as home address and business addresses and other contact information, payroll information and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan.

By accepting this grant, you give explicit consent to the Company to process any such personal data. You also give explicit consent to the Company to transfer any such personal data outside the country in which you work or are employed, including, with respect to non-U.S. resident Grantees, to the United States, to transferees who shall include the Company and other persons who are designated by the Company to administer the Plan.

CONSENT TO ELECTRONIC DELIVERY
The Company may choose to deliver certain statutory materials relating to the Plan in electronic form. By accepting this grant, you agree that the Company may deliver the Plan prospectus and the Company’s annual report to you in an electronic format. If at any time you would prefer to receive paper copies of these documents, as you are entitled to, the Company would be pleased to provide copies. Please contact Michael D. Suder, Chief Executive Officer at (201) 290-8369 to request paper copies of these documents.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, _____________ sells, assigns and transfers to Blackwater Midstream Corp., a Nevada corporation (the “Company”), ____________ (__________) shares of common stock of the Company represented by Certificate No. ___ and does hereby irrevocable constitute and appoint ______________ to transfer the said shares on the books of the Company with full power of substitution in the premises.

Dated:____________, 200__

__________________________________________
Print Name

__________________________________________
Signature

SPOUSE CONSENT (IF APPLICABLE)

___________________ (Purchaser’s spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the shares of common stock of the Company.

__________________________________________
Signature

INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE.  THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO CAUSE THE FORFEITURE OF YOUR UNVESTED SHARES AS SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.

EXHIBIT B

ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.	The name, address and social security number of the undersigned:

Name:

Address:

Social Security No.:

2.
Description of property with respect to which the election is being made: _________ shares of common stock, par value $.001 per share, of Blackwater Midstream Corp., a Nevada corporation (the “Company”).

3.	The date on which the property was transferred is ____________ __, 200__.

4.	The taxable year to which this election relates is calendar year 200__.

5.	Nature of restrictions to which the property is subject:

The shares of common stock are subject to the provisions of a Restricted Share Agreement between the undersigned and the Company. The shares are subject to forfeiture under the terms of the Agreement.

6.	The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $__________ per share, for a total of $__________.

7.	The amount paid by taxpayer for the property was $__________.

8.	A copy of this statement has been furnished to the Company.

Dated: _____________, 200__

_____________________________________
Taxpayer’s Signature

_____________________________________
Taxpayer’s Printed Name

PROCEDURES FOR
MAKING ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(B)

The following procedures MUST be followed with respect to the attached form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective: 1

1. You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 DAYS after the Grant Date of your Restricted Shares.

2. At the same time you file the election form with the IRS, you must also give a copy of the election form to the Secretary of the Company.

3. YOU MUST FILE ANOTHER COPY OF THE ELECTION FORM WITH YOUR FEDERAL INCOME TAX RETURN (GENERALLY, FORM 1040) FOR THE TAXABLE YEAR IN WHICH THE SHARES ARE TRANSFERRED TO YOU.

_____________________
1 Whether or not to make the election is your decision and may create tax consequences for you. You are advised to consult your tax advisor if you are unsure whether or not to make the election.

PROXY

BLACKWATER MIDSTREAM CORP.

ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Michael D. Suder or Dale Chatagnier, individually, as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Milling Benson Woodward, LLP; 909 Poydras Street; Suite 2300; New Orleans, LA 70112 on April 22, 2009 at 9:00 a.m., local time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

1.         Election of Directors

FOR all nominees listed below ☐ (except as marked to the contrary below)	WITHHOLDING AUTHORITY to ☐ vote for all nominees listed below

Michael D. Suder, Herbert N. Whitney, Mathijs van Houweninge, Christopher A. Wilson.

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name on the line provided below.)

____________________________________________________________________________

2.         To approve the Company’s 2008 Incentive Plan, which provides for the grant of options, stock appreciation rights, performance share awards and restricted stock awards in an amount equal to the greater of 15% of the number of issued and outstanding shares of common stock of the Company as of the first day of the then-current fiscal quarter of the Company, or 5,000,000 shares of common stock, to officers, employees and independent contractors of the Company or its affiliates.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.          Ratification of the appointment of Malone & Bailey, PC as independent auditors.

FOR ☐	AGAINST ☐	ABSTAIN ☐

The shares of Common Stock represented by this proxy will be voted as directed; however, if no direction is given, the shares of Common Stock will be voted FOR the election of the nominees, FOR the approval of the appointment of Malone & Bailey, PC as the independent auditors of the Company and FOR approval of the Blackwater Midstream 2008 Incentive Plan.

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the meeting.

DATED:___________________________, 2009

______________________________________
Signature

______________________________________
Signature if held jointly

(Please date, sign as name appears at the left, and return promptly.  If the shares are registered in the names of two or more persons, each person should sign.  When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title.  Please note any changes in your address alongside the address as it appears in the proxy.)